Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-130524

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a “when, as and if issued” basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the “Automatic Termination”). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

RMBS New Issue Term Sheet

Asset Backed Funding Corporation

Asset-Backed Certificates, Series 2006-HE1

Offered Certificates: A-1

$305,011,000 (approximate)

Asset Backed Funding Corporation

Depositor

Bank of America, National Association

Sponsor

Wells Fargo Bank, N.A.

Master Servicer

JP Morgan Chase Bank, N.A., Litton Loan Servicing LP

& Option One Mortgage Corporation

Servicers

Clayton Fixed Income Services Inc.

Credit Risk Manager

November 29, 2006

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received certain additional information. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

Any disclaimers or other notices that may appear below this document are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

TABLE OF CONTENTS

• Summary of Certificates	p. 4

• Important Dates and Contacts	p. 5

• Summary of Terms	p. 7

• Credit Enhancement	p. 11

• Pass-Through Rates	p. 13

• Interest Rate Swap Agreement	p. 16

• Trigger Events	p. 18

• Interest and Principal Distributions	p. 19

• Bond Summary	p. 27

• Group 1 Cap Schedule	p. 28

• Excess Spread	p. 29

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

3

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

SUMMARY OF CERTIFICATES
Class	Expected Approximate Size ($)(1)	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat	Expected Principal Window (mos) Call/Mat	Expected Initial Credit Enhancement Percentage	Expected Ratings Moody’s Fitch S&P
A-1	305,011,000	Floating	Sen	2.25 / 2.45	1 to 78 / 1 to 182	19.60%	Aaa	AAA	AAA
A-2A	436,171,000	Floating	Sen Seq	Not Offered Hereby			Aaa	AAA	AAA
A-2B	110,873,000	Floating	Sen Seq	Not Offered Hereby			Aaa	AAA	AAA
A-2C	184,930,000	Floating	Sen Seq	Not Offered Hereby			Aaa	AAA	AAA
A-2D	121,135,000	Floating	Sen Seq	Not Offered Hereby			Aaa	AAA	AAA
M-1	46,815,000	Floating	Seq Mezz	Not Offered Hereby			Aa1	AA+	AA+
M-2	43,934,000	Floating	Seq Mezz	Not Offered Hereby			Aa2	AA	AA
M-3	27,369,000	Floating	Seq Mezz	Not Offered Hereby			Aa3	AA-	AA-
M-4	23,767,000	Floating	Mezz	Not Offered Hereby			A1	A+	A+
M-5	23,047,000	Floating	Mezz	Not Offered Hereby			A2	A	A
M-6	21,607,000	Floating	Mezz	Not Offered Hereby			A3	A-	A-
M-7	18,726,000	Floating	Mezz	Not Offered Hereby			Baa1	BBB+	BBB+
M-8	12,244,000	Floating	Mezz	Not Offered Hereby			Baa2	BBB	BBB
M-9	10,803,000	Floating	Mezz	Not Offered Hereby			Baa3	BBB-	BBB-
B	14,404,000	Floating	Sub	Not Offered Hereby			Ba1	BB+	BB+

(1)	The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

Structure:
(1)

The Class A-1 Certificates are backed primarily by the cash flow from the Group 1 Mortgage Loans. The Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are backed primarily by the cash flow from the Group 2 Mortgage Loans. The Class M and Class B Certificates are backed by the cash flows from all the Mortgage Loans.

(2)	The margins on the Class A Certificates will double and the margins on the Class M and Class B Certificates will increase to 1.5x their initial margins after the Optional Termination Date.
(3)	The Offered Certificates will accrue interest at a rate equal to one-month LIBOR plus a related fixed margin, subject to certain caps.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

4

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

PRICING SPEED
Adjustable-rate Mortgage Loans

100% ARM PPC

100% ARM PPC assumes that prepayments start at 5% CPR in month one, increase by approximately 2.273% each month to 30% CPR in month twelve, remain at 30% CPR through month twenty four, increase to 60% CPR for the next three months and then remain at 35% CPR from month twenty eight and thereafter.

Fixed-rate Mortgage Loans	100% FRM PPC 100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

SUMMARY OF IMPORTANT DATES
Deal Information				Initial Mortgage Loans Collateral Information
Expected Pricing		[December 1], 2006		Cut-off Date	November 1, 2006
Expected Settlement		December 14, 2006
First Distribution		December 26, 2006
Expected Stepdown		December 25, 2009

Bond Information
Class	Dated Date	Initial Accrual Days	Accrual Method	Delay Days	REMIC Maturity Date (1)
A-1	December 14, 2006	0	Act/360	0	January 25, 2037
A-2A	December 14, 2006	Not Offered Hereby			January 25, 2037
A-2B	December 14, 2006	Not Offered Hereby			January 25, 2037
A-2C	December 14, 2006	Not Offered Hereby			January 25, 2037
A-2D	December 14, 2006	Not Offered Hereby			January 25, 2037
M-1	December 14, 2006	Not Offered Hereby			January 25, 2037
M-2	December 14, 2006	Not Offered Hereby			January 25, 2037
M-3	December 14, 2006	Not Offered Hereby			January 25, 2037
M-4	December 14, 2006	Not Offered Hereby			January 25, 2037
M-5	December 14, 2006	Not Offered Hereby			January 25, 2037
M-6	December 14, 2006	Not Offered Hereby			January 25, 2037
M-7	December 14, 2006	Not Offered Hereby			January 25, 2037
M-8	December 14, 2006	Not Offered Hereby			January 25, 2037
M-9	December 14, 2006	Not Offered Hereby			January 25, 2037
B	December 14, 2006	Not Offered Hereby			January 25, 2037

(1)	The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

CONTACTS
Banc of America Securities LLC
Mortgage Trading/Syndicate	Tel: (212) 847-5095 Fax: (212) 847-5143
Patrick Beranek	patrick.beranek@bankofamerica.com
Ileana Chu	ileana.i.chu@bankofamerica.com
Charlene Balfour	charlene.c.balfour@bankofamerica.com
Jordan Chirico	jordan.chirico@bofasecurities.com
Jacqueline Markot	jacqueline.l.markot@bofasecurities.com
Principal Finance Group	Fax: (212) 847-5040
Juanita Deane-Warner	Tel: (212) 583-8405
Rajneesh Salhotra (Structuring)	Tel: (212) 847-5434
Pauwla Rumli	Tel: (212) 583-8447
Jay Wang (Structuring)	Tel: (704) 387-1855
Luna Nguyen (Collateral)	Tel: (704) 683-4190
Rating Agencies
Philip Chun – Fitch	(212) 908-0267
Keren Gabay – Moody’s	(212) 553-2728
Bridget Steers – S&P	(212) 438-4837

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

6

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

SUMMARY OF TERMS
Title of Securities:	Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 (the “Trust”).
Class A Certificates:	The Class A-1 Certificates and Class A-2 Certificates.
Class A-2 Certificates:

The Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

As long as the sum of the aggregate certificate principal balance of the Class M and Class B Certificates and the Overcollateralization Amount has not been reduced to zero, principal distributions to the Class A-2 Certificates shall be paid first, to the Class A-2A Certificates until the certificate principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero, third, to the Class A-2C Certificates, until the certificate principal balance of the Class A-2C Certificates is reduced to zero and then, to the Class A-2D Certificates, until the certificate principal balance of the Class A-2D Certificates is reduced to zero. After the sum of the aggregate certificate principal balance of Class M and Class B Certificates and the Overcollateralization Amount has been reduced to zero, principal will be distributed to the Class A-2 Certificates on a pro rata basis based on the certificate principal balances of each such class.

Class M Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.
Non-Offered Certificates:	The Class A-2, Class M, Class B, Class CE, Class P, Class R and Class R-X.
Offering Type:	The Class A-1 Certificates (the “Offered Certificates”) will be offered publicly pursuant to a Prospectus.
Depositor:	Asset Backed Funding Corporation.
Sponsor:	Bank of America, National Association.
Originators:

The Initial Mortgage Loans will consist of loans originated by Accredited Home Lenders (56.6%), Ameriquest Mortgage Company (1.4%), NC Capital Corporation (2.6%), Option One Mortgage Corporation (5.9%) and WMC Mortgage Corp (8.6%) and purchased from Credit-Based Asset Servicing and Securitization (2.9%).

The Additional Mortgage Loans will consist of loans originated by Ameriquest Mortgage Company (2.9%), Accredited Home Lenders Inc. (8.1%), Equifirst Mortgage Corporation (2.0%), Fremont Investment & Loan (6.8%), NC Capital Corporation (1.2%) and Nationstar Mortgage LLC (0.8%).

The aforementioned percentages are an expected approximation based on the aggregate principal balance of the Initial Mortgage Loans and the amount in the Pre-Funding Accounts as of Closing Date. Percentages might not add up to 100% due to rounding.

Servicers:	JP Morgan Chase Bank, N.A., Litton Loan Servicing LP and Option One Mortgage Corporation.
Master Servicer:	Wells Fargo Bank, N.A.
Swap Provider:	TBD.
Securities Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

7

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

SUMMARY OF TERMS
Credit Risk Manager:	Clayton Fixed Income Services Inc.
Lead Manager and Bookrunner:	Banc of America Securities LLC.
Closing Date:	On or about December 14, 2006.
Tax Status:

All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction.

ERISA Eligibility:

The Class A and Class M Certificates, exclusive of the right to receive payments from the Supplemental Interest Trust, are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any federal, state or local law (“Similar Law”) which is similar to ERISA or the Code (collectively, a “Plan”) if the conditions of the Exemption (as defined below) are met. Prior to the termination of the Supplemental Interest Trust, a Plan must also meet the requirements of an investor-based class exemption to be eligible to purchase the Class A and Class M Certificates.

The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the “Exemption”) from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

A fiduciary or other person acting on behalf of any Plan should carefully review with its legal advisors whether the purchase or holding of a Class A or Class M Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law. Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Class A or Class M Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Class A or Class M Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

SMMEA Eligibility:	The Offered Certificates will not constitute “mortgage related securities” for purposes of SMMEA.
Distribution Dates:	The 25th of each month, or if such day is not a business day, the next succeeding business day, beginning in December 2006.
Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settle flat).
Day Count:	With respect to the Offered Certificates, Actual/360.
Payment Delay:	With respect to the Offered Certificates, 0 days.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

8

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

SUMMARY OF TERMS
Servicing Fee Rate for JP Morgan and Litton Serviced Loans:

Approximately 0.50% per annum on the aggregate principal balance of the Mortgage Loans. As of the Closing Date, approximately 72.51% of the Initial Mortgage Loans are expected to be serviced by JP Morgan and approximately 19.96% of the Initial Mortgage Loans are expected to be serviced by Litton.

Stepped Servicing Fee Rate for Option One Serviced Loans:

Approximately 0.30% per annum on the aggregate principal balance of the Mortgage Loans for December 2006 through September 2007 Distribution Dates, approximately 0.40% per annum on the aggregate principal balance of the Mortgage Loans for October 2007 through May 2009 Distribution Dates and approximately 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months June 2009 and thereafter Distribution Dates. As of the Closing Date, approximately 7.54% of the Initial Mortgage Loans are expected to be serviced by Option One.

Credit Risk Manager Fee Rate:	Approximately 0.0150% per annum on the aggregate principal balance of the Mortgage Loans.
Cut-Off Date:

For each of the Initial Mortgage Loans, the close of business on November 1, 2006. For each Additional Mortgage Loan subsequently acquired by the trust with funds from the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account, the later of (i) the origination date of such Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired.

Initial Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $1,124,547,588. The pool of Initial Mortgage Loans is expected to consist of fixed-rate and adjustable-rate first lien Mortgage Loans, of which: (i) approximately $351,991,719 consists of a pool of conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the “Group 1 Initial Mortgage Loans”) and (ii) approximately $772,555,868 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the “Group 2 Initial Mortgage Loans,” and together with the Group 1 Initial Mortgage Loans, the “Initial Mortgage Loans”).

Group 1 Pre-Funding Amount:

A Group 1 Pre-Funding Account will be established on the Closing Date into which approximately $27,375,422 will be deposited (the "Group 1 Pre-Funded Amount"). On or prior to February 28, 2007 (the “Pre-Funding Period”), these funds will be used to purchase subsequent conforming balance fixed rate and adjustable rate Mortgage Loans for deposit in Loan Group 1 (the “Additional Group 1 Mortgage Loans”), together with the Group 1 Initial Mortgage Loans, the “Group 1 Mortgage Loans”. During the Pre-Funding Period, the amounts on deposit in the Group 1 Pre-Funding Account will be used to purchase Additional Group 1 Mortgage Loans (to the extent available) having similar characteristics as the Group 1 Initial Mortgage Loans (with any unused portion of the Group 1 Pre-Funded Amount to be distributed as principal to the Class A-1 Certificates); provided however to the extent that any Additional Group 1 Mortgage Loans are available on or before the Closing Date, the Depositor will deposit such loans in the Trust on the Closing Date.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

9

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

SUMMARY OF TERMS
Group 2 Pre-Funding Amount:

A Group 2 Pre-Funding Account will be established on the Closing Date into which approximately $288,524,578 will be deposited (the "Group 2 Pre-Funded Amount"). On or prior to February 28, 2007 (the “Pre-Funding Period”), these funds will be used to purchase subsequent conforming balance fixed rate and adjustable rate Mortgage Loans for deposit in Loan Group 2 (the “Additional Group 2 Mortgage Loans”), together with the Group 2 Initial Mortgage Loans, the “Group 2 Mortgage Loans”. During the Pre-Funding Period, the amounts on deposit in the Group 2 Pre-Funding Account will be used to purchase Additional Group 2 Mortgage Loans (to the extent available) having similar characteristics as the Group 2 Initial Mortgage Loans (with any unused portion of the Group 2 Pre-Funded Amount to be distributed as principal to the Class A-2 Certificates); provided however to the extent that any Additional Group 2 Mortgage Loans are available on or before the Closing Date, the Depositor will deposit such loans in the Trust on the Closing Date.

The Group 1 Mortgage Loans and Group 2 Mortgage Loans are collectively referred to herein as the “Mortgage Loans”. The Additional Group 1 Mortgage Loans and Additional Group 2 Mortgage Loans are collectively referred to as the “Additional Mortgage Loans”.

Optional Termination Date:

The first Distribution Date following the Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less of the sum of (i) the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date (“Cut-off Date Principal Balance”), (ii) the Group 1 Pre-Funding Amount as of the Closing Date and (iii) the Group 2 Pre-Funding Amount as of the Closing Date.

Monthly Servicer Advances:

The Servicer will be obligated to advance their own funds in an amount equal to the aggregate of all payments of principal and interest (net of any Servicing Fees) that were due during the related collection period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Servicers to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

10

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

CREDIT ENHANCEMENT
Credit Enhancement:	Credit enhancement for the structure is provided by excess interest, overcollateralization, cross-collateralization and subordination.
Expected Credit Support Percentage:
	Class	Initial Credit Support (Approximate)	After-Stepdown Support Approximate)
	A	19.60%	39.20%
	M-1	16.35%	32.70%
	M-2	13.30%	26.60%
	M-3	11.40%	22.80%
	M-4	9.75%	19.50%
	M-5	8.15%	16.30%
	M-6	6.65%	13.30%
	M-7	5.35%	10.70%
	M-8	4.50%	9.00%
	M-9	3.75%	7.50%
	B	2.75%	5.50%

Targeted Overcollateralization Amount:

The Targeted Overcollateralization Amount means as of any Distribution Date, (x) prior to the Stepdown Date, approximately 2.75% of the sum of (i) the aggregate Principal Balance of the Mortgage Loans on the Cut-off Date, (ii) the amount on deposit in the Group 1 Pre-Funding Account on the Closing Date and (iii) the amount on deposit in the Group 2 Pre-Funding Account on the Closing Date and (y) on or after the Stepdown Date, the greater of approximately (a) 5.50% of the aggregate Principal Balance of the Mortgage Loans at the end of the related collection period after giving effect to prepayments in the related prepayment period and (b) 0.50% of the sum of (i) the Cut-off Date Principal Balance of the Initial Mortgage Loans, (ii) the amounts on deposit in the Group 1 Pre-Funding Account on the Closing Date and (iii) the amounts on deposit in the Group 2 Pre-Funding Account on the Closing Date; provided however, if a Trigger Event has occurred, the Targeted Overcollateralization Amount will be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier to occur of (i) the Distribution Date following the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in December 2009 and (b) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to approximately 39.20%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

11

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

CREDIT ENHANCEMENT
Realized Losses:

A Realized Loss is (i) as to any Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first, to the Monthly Excess Cashflow Amount and any Net Swap Payment from the Swap Provider; second, in reduction of the Overcollateralization Amount; third, to the Class B Certificates; fourth, to the Class M-9 Certificates; fifth, to the Class M-8 Certificates; sixth, to the Class M-7 Certificates; seventh, to the Class M-6 Certificates; eighth, to the Class M-5 Certificates; ninth, to the Class M-4 Certificates; tenth, to the Class M-3 Certificates; eleventh, to the Class M-2 Certificates; and twelfth, to the Class M-1 Certificates. Realized Losses will not be allocated to the Class A Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any class of certificates for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the classes of Certificates with a lower distribution priority than such class before taking into account the distribution of the Principal Distribution Amount on such Distribution Date and (ii) the Overcollateralization Amount after taking into account the distribution of the Principal Distribution Amount as of the prior Distribution Date by (y) the sum of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to principal prepayments in the related prepayment period, and (ii) any remaining funds in the Group 1 Pre-Funding Accounts and (iii) any remaining funds in the Group 2 Pre-Funding Accounts.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

12

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

PASS-THROUGH RATES*

The Certificate Interest Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the Pass-Through Rate for such Distribution Date and (y) the applicable Cap for such Distribution Date.

Pass-Through Rate:	The Pass-Through Rate for the Certificates is the lesser of:
(i) the sum of (a) one-month LIBOR as determined for the related Interest Accrual Period and (b) the certificate margin for the applicable class; and
(ii) the applicable Maximum Rate Cap for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margins for the Class A Certificates will be 2 times the related initial certificate margins, and the certificate margins for the Class M and Class B Certificates will be 1.5 times the related initial certificate margins.

Group 1 Cap:

The “Group 1 Cap” for any Distribution Date and for the Class A-1 Certificates will be (i) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Interest Rates for the Group 1 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 1 Mortgage Loans as of the first day of the related Collection Period minus (ii) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (x) any Net Swap Payment owed to the Swap Provider and (y) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Trust and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period.

Group 1 Maximum Rate Cap:

The “Group 1 Maximum Rate Cap” for any Distribution Date and for the Class A-1 Certificates will be a (a) per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Maximum Mortgage Interest Rates for the Group 1 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 1 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust, and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period plus (c) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

13

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

PASS-THROUGH RATES*
Group 2 Cap:

The “Group 2 Cap” for any Distribution Date and for the Class A-2 Certificates will be (i) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Interest Rates for the Group 2 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 2 Mortgage Loans as of the first day of the related Collection Period minus (ii) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (x) any Net Swap Payment owed to the Swap Provider and (y) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Trust and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period.

Group 2 Maximum Rate Cap:

The “Group 2 Maximum Rate Cap” for any Distribution Date and for the Class A-2 Certificates will be a (a) per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Maximum Mortgage Interest Rates for the Group 2 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 2 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust, and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period plus (c) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period.

Pool Cap:

The “Pool Cap” for any Distribution Date and for the Class M and Class B Certificates will be a per annum rate equal to the weighted average of the Group 1 Cap and the Group 2 Cap, weighted on the basis of the related Group Subordinate Amount.

Pool Maximum Rate Cap:

The “Pool Maximum Rate Cap” for any Distribution Date and for the Class M and Class B Certificates will be a per annum rate equal to the weighted average of the Group 1 Maximum Rate Cap and the Group 2 Maximum Cap Rate, weighted on the basis of the related Group Subordinate Amount.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

14

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

PASS-THROUGH RATES*
Group Subordinate Amount:

The “Group Subordinate Amount” for any Distribution Date and (i) the Group 1 Mortgage Loans, will be equal to the excess of the sum of (x) the aggregate Principal Balance of the Group 1 Mortgage Loans as of the first day of the related Collection Period and (y) any amounts remaining in the Group 1 Pre-Funding Account on such date over the Certificate Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date and (ii) the Group 2 Mortgage Loans, will be equal to the excess of the sum of (x) the aggregate Principal Balance of the Group 2 Mortgage Loans as of the first day of the related Collection Period and (y) any amounts remaining in the Group 2 Pre-Funding Account on such date over the aggregate Certificate Principal Balance of the Class A-2 Certificates immediately prior to that Distribution Date.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

15

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

INTEREST RATE SWAP AGREEMENT
Interest Rate Swap Agreement:

On the Closing Date, the Supplemental Interest Trust Trustee on behalf of the supplemental interest trust (the “Supplemental Interest Trust”) will enter into an Interest Rate Swap Agreement with notional amounts as shown in the Interest Rate Swap Schedule hereto. Under the Interest Rate Swap Agreement, the Supplemental Interest Trust is obligated to pay to the Swap Provider a fixed payment equal to the product of (x) [5.00]%, (y) the Notional Amount for such Distribution Date and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the closing date to but excluding the first Distribution Date on a 30/360 basis), and the denominator of which is 360 and the Swap Provider is obligated to pay to the Supplemental Interest Trust a floating amount equal to the product of (x) one-month LIBOR, (y) the Notional Amount for such Distribution Date and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date) and the denominator of which is 360. Only the net amount of the two obligations will be paid by the appropriate party (the “Net Swap Payment”). See the attached Interest Rate Swap Schedule. Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed as described under “Supplemental Interest Distribution” below. Amounts on deposit in the Swap Account will not be invested. The Swap Account will be part of the Supplemental Interest but not an asset of any REMIC.

Upon early termination of the Interest Rate Swap Agreement, the Supplemental Interest Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement. In the event that the Supplemental Interest Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date and on any subsequent Distribution Dates until paid in full, generally prior to distributions to Certificateholders.

Any Net Swap Payments and Swap Termination Payments (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Supplemental Interest Trust to the Swap Provider will be payable from interest collections on the Mortgage Loans. To the extent the sum of Net Swap Payments and Swap Termination Payments exceeds the interest collections for a Distribution Date, such excess will be paid from the principal collections for such Distribution Date.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

16

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

Interest Rate Swap Schedule
Period	Distribution Date	Notional Amount ($)	Period	Distribution Date	Notional Amount ($)
1	12/25/2006	1,440,447,588	31	6/25/2009	346,173,791
2	1/25/2007	1,430,181,662	32	7/25/2009	334,965,219
3	2/25/2007	1,416,145,547	33	8/25/2009	320,423,015
4	3/25/2007	1,397,489,422	34	9/25/2009	293,408,444
5	4/25/2007	1,375,518,697	35	10/25/2009	198,071,801
6	5/25/2007	1,350,450,661	36	11/25/2009	192,558,806
7	6/25/2007	1,322,412,956	37	12/25/2009	186,992,716
8	7/25/2007	1,291,533,381	38	1/25/2010	182,099,009
9	8/25/2007	1,258,051,950	39	2/25/2010	177,335,865
10	9/25/2007	1,222,626,103	40	3/25/2010	172,699,681
11	10/25/2007	1,185,501,637	41	4/25/2010	168,186,957
12	11/25/2007	1,149,297,962	42	5/25/2010	163,794,294
13	12/25/2007	1,113,893,799	43	6/25/2010	159,518,392
14	1/25/2008	1,079,593,307	44	7/25/2010	155,356,045
15	2/25/2008	1,046,361,704	45	8/25/2010	151,304,141
16	3/25/2008	1,014,165,314	46	9/25/2010	147,359,655
17	4/25/2008	982,971,533	47	10/25/2010	143,519,650
18	5/25/2008	952,569,469	48	11/25/2010	139,781,273
19	6/25/2008	922,987,470	49	12/25/2010	136,141,752
20	7/25/2008	891,216,392	50	1/25/2011	132,598,395
21	8/25/2008	855,379,682	51	2/25/2011	129,148,585
22	9/25/2008	714,158,736	52	3/25/2011	125,789,781
23	10/25/2008	525,117,982	53	4/25/2011	122,519,513
24	11/25/2008	471,299,908	54	5/25/2011	119,335,381
25	12/25/2008	431,047,923	55	6/25/2011	116,235,053
26	1/25/2009	409,191,653	56	7/25/2011	113,171,742
27	2/25/2009	394,586,317	57	8/25/2011	110,127,751
28	3/25/2009	381,058,176	58	9/25/2011	106,369,245
29	4/25/2009	368,990,422	59	10/25/2011	100,425,072
30	5/25/2009	357,389,898	60	11/25/2011	96,339,905

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

17

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

TRIGGER EVENTS
Trigger Event:

A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is equal to or greater than the applicable percentages of the Credit Enhancement Percentage as set forth below for the most senior class of Class A, Class M and Class B Certificates then outstanding

	Class	Percentage
	Class A Certificates	40.80%
	Class M-1 Certificates	48.90%
	Class M-2 Certificates	60.15%
	Class M-3 Certificates	70.15%
	Class M-4 Certificates	82.00%
	Class M-5 Certificates	98.15%
	Class M-6 Certificates	120.25%
	Class M-7 Certificates	149.50%
	Class M-8 Certificates	177.70%
	Class M-9 Certificates	213.25%
	Class B Certificates	290.80%

or (ii) if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related collection period (reduced by the aggregate amount of subsequent recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the amount in the Pre-Funding Accounts as of the Closing Date:

	Distribution Dates	Percentage
	December 2008 – November 2009	1.45% for the first month, plus an additional 1/12th of 1.70% for each month thereafter,
	December 2009 – November 2010	3.15% for the first month, plus an additional 1/12th of 1.85% for each month thereafter,
	December 2010 – November 2011	5.00% for the first month, plus an additional 1/12th of 1.45% for each month thereafter,
	December 2011 – November 2012	6.45% for the first month, plus an additional 1/12th of 0.85% for each month thereafter,
	December 2012 and after	7.30%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

18

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

INTEREST DISTRIBUTIONS*
On each Distribution Date, Interest Remittance Amount will be distributed in the following order of priority to the extent available:
first, to the Credit Risk Manager, the Credit Risk Manager Fee; second, concurrently, as follows:
(i) from the Group 1 Interest Remittance Amount, to the holders of the Class A-1 Certificates, the Accrued Certificate Interest for such Distribution Date;
(ii) concurrently, from the Group 2 Interest Remittance Amount, to the holders of the Class A-2 Certificates, pro rata, the Accrued Certificate Interest for such Distribution Date;
third, concurrently, as follows:
(i) from the Group 1 Interest Remittance Amount, to the holders of the Class A-1 Certificates, the Interest Carry Forward Amount for such Distribution Date;
(ii) concurrently, from the Group 2 Interest Remittance Amount, to the holders of the Class A-2 Certificates, pro rata, the Interest Carry Forward Amount for such Distribution Date;
fourth, concurrently, as follows:
(i)

if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates’ Accrued Certificate Interest for such Distribution Date in priority second above, from the remaining Group 2 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date;

(ii)

if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates’ Accrued Certificate Interest for such Distribution Date in priority second above, from the remaining Group 1 Interest Remittance Amount, concurrently, to the Class A-2 Certificates, pro rata, to cover such shortfall for such Distribution Date;

fifth, concurrently, as follows:
(i)

if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates’ Interest Carry Forward Amount for such Distribution Date in priority third above, from the remaining Group 2 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date;

(ii)

if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates’ Interest Carry Forward Amount for such Distribution Date in priority third above, from the remaining Group 1 Interest Remittance Amount, concurrently, to the Class A-2 Certificates, pro rata, to cover such shortfall for such Distribution Date; and

sixth, to the Class M-1 Certificates, the Accrued Certificate Interest for such Distribution Date;
seventh, to the Class M-2 Certificates, the Accrued Certificate Interest for such Distribution Date;
eighth, to the Class M-3 Certificates, the Accrued Certificate Interest for such Distribution Date;
ninth, to the Class M-4 Certificates, the Accrued Certificate Interest for such Distribution Date;
tenth, to the Class M-5 Certificates, the Accrued Certificate Interest for such Distribution Date;
eleventh, to the Class M-6 Certificates, the Accrued Certificate Interest for such Distribution Date;

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

19

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

INTEREST DISTRIBUTIONS (Continued)*
twelfth, to the Class M-7 Certificates, the Accrued Certificate Interest for such Distribution Date;
thirteenth, to the Class M-8 Certificates, the Accrued Certificate Interest for such Distribution Date;
fourteenth, to the Class M-9 Certificates, the Accrued Certificate Interest for such Distribution Date;
fifteenth, to the Class B Certificates, the Accrued Certificate Interest for such Distribution Date; and
sixteenth, any remainder as described under “Monthly Excess Cashflow Amount”.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

20

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

PRINCIPAL DISTRIBUTIONS*
I.

On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

first, concurrently, as follows:
(i) the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;
(ii) the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates as described below, until the certificate principal balances thereof have been reduced to zero;
second, concurrently, as follows:
(i)

the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above;

(ii)

the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above; and

third, to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;
fourth, to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;
fifth, to the Class M-3 Certificates until the certificate principal balance thereof is reduced to zero;
sixth, to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;
seventh, to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;
eighth, to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;
ninth, to the Class M-7 Certificates until the certificate principal balance thereof is reduced to zero;
tenth, to the Class M-8 Certificates until the certificate principal balance thereof is reduced to zero;
eleventh, to the Class M-9 Certificates until the certificate principal balance thereof is reduced to zero;
twelfth, to the Class B Certificates until the certificate principal balance thereof is reduced to zero; and
thirteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under “Monthly Excess Cashflow Amount”.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

21

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

PRINCIPAL DISTRIBUTIONS (Continued)*
II.

On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

first, concurrently, as follows:
(i) the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;
(ii) the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates as described below, until the certificate principal balances thereof have been reduced to zero; and
second, concurrently, as follows:
(i)

the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above;

(ii)

the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) above; and

third, sequentially, to the Class M-1, Class M-2 and Class M-3 Certificates, in that order, up to the Sequential Mezzanine Principal Distribution Amount until the certificate principal balance of each such class thereof is reduced to zero;

fourth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
fifth, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
sixth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
seventh, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
eighth, the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
ninth, to the Class M-9 Certificates, up to the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
tenth, to the Class B Certificates, up to the Class B Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and
eleventh, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under “Monthly Excess Cashflow Amount”.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

22

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

PRINCIPAL DISTRIBUTIONS (Continued)*

With respect to the Class A-2 Certificates, as long as all of the Class M and Class B Certificates and the Overcollateralization Amount have not been reduced to zero, all principal distributions to the Class A-2 Certificates will be paid first, to the Class A-2A Certificates until the certificate principal balance of the Class A-2A Certificates is reduced to zero; second, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero; third, to the Class A-2C Certificates until the certificate principal balance of the Class A-2C Certificates is reduced to zero; and fourth, to the Class A-2D Certificates until the certificate principal balance of the Class A-2D Certificates is reduced to zero.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS*
On each Distribution Date, any Monthly Excess Cashflow Amounts (reduced by any amounts paid as part of the Principal Distribution Amount) shall be paid as follows:
(i)	to the Class A Certificates, pro rata, any remaining Accrued Certificate Interest for such classes for that Distribution Date;
(ii)	to the Class A Certificates, pro rata, any Interest Carry Forward Amounts for such classes for that Distribution Date;
(iii)	to the Class M-1 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(iv)	to the Class M-1 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(v)	to the Class M-1 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;
(vi)	to the Class M-2 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(vii)	to the Class M-2 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

23

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

(viii)	to the Class M-2 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;
(ix)	to the Class M-3 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(x)	to the Class M-3 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xi)	to the Class M-3 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;
(xii)	to the Class M-4 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xiii)	to the Class M-4 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xiv)	to the Class M-4 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;
(xv)	to the Class M-5 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xvi)	to the Class M-5 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xvii)	to the Class M-5 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

24

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS (Continued)*
(xix)	to the Class M-6 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xx)	to the Class M-6 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxi)	to the Class M-6 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxii)	to the Class M-7 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xxiii)	to the Class M-7 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxiv)	to the Class M-7 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxv)	to the Class M-8 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xxvi)	to the Class M-8 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxvii)	to the Class M-8 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxviii)	to the Class M-9 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xxix)	to the Class M-9 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxx)	to the Class M-9 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxxi)	to the Class B Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xxxii)	to the Class B Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxxiii)	to the Class B Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxxiv)

first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, any Cap Carryover Amount for each such class;

(xxxv)	to the Supplemental Interest Trust to fund any Swap Termination Payment due to the Swap Provider resulting from a Swap Provider Trigger Event; and
(xxxvi)	any remaining amounts as specified in the pooling and servicing agreement.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

25

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

SWAP PAYMENT DISTRIBUTION*
On each Distribution Date, following the distribution of the Monthly Excess Cashflow Amount, payments from the Swap Account of the Supplemental Interest Trust shall be distributed as follows:
(i)	to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;
(ii)	to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement;
(iii)

concurrently, to each class of the Class A Certificates, the related Accrued Certificate Interest and Interest Carry Forward Amount remaining undistributed after the distributions of the Interest Remittance Amount and Monthly Excess Cashflow Amount, on a pro rata basis based on such respective remaining Accrued Certificate Interest and Interest Carry Forward Amount;

(iv)

sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in that order, the related Accrued Certificate Interest and Interest Carry Forward Amount, to the extent remaining undistributed after the distributions of the Interest Remittance Amount and the Monthly Excess Cashflow Amount;

(v)

to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Targeted Overcollateralization Amount after taking into account distributions made from the Monthly Excess Cashflow Amount;

(vi)

concurrently, to each class of Class A Certificates, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Monthly Excess Cashflow Amount, on a pro rata basis based on such respective Cap Carryover Amounts remaining;

(vii)

sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in that order, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Monthly Excess Cashflow Amount;

(viii)

sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, to the extent of any remaining related Unpaid Realized Loss Amount for such class;

(ix)	to the Swap Provider, any Swap Termination Payment owed to the Swap Provider due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement; and
(x)	to the Class CE Certificates, any remaining amounts

.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

26

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

BOND SUMMARY* To Maturity
FRM PPC / ARM PPC	0%|0%	50%|50%	75%|75%	100%|100%	125%|125%	150%|150%	175%|175%
Class A-1 (To Maturity)
Average Life (yrs.)	21.92	4.91	3.34	2.45	1.80	1.27	1.13
First Principal Date	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006
Last Principal Date	10/25/2036	12/25/2033	12/25/2026	1/25/2022	12/25/2018	8/25/2009	4/25/2009
Principal Windows (mos.)	1 to 359	1 to 325	1 to 241	1 to 182	1 to 145	1 to 33	1 to 29

BOND SUMMARY* To Call
FRM PPC / ARM PPC	0%|0%	50%|50%	75%|75%	100%|100%	125%|125%	150%|150%	175%|175%
Class A-1 (To Call)
Average Life (yrs.)	21.91	4.57	3.08	2.25	1.64	1.27	1.13
First Principal Date	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006
Last Principal Date	9/25/2036	3/25/2020	10/25/2015	5/25/2013	11/25/2011	8/25/2009	4/25/2009
Principal Windows (mos.)	1 to 358	1 to 160	1 to 107	1 to 78	1 to 60	1 to 33	1 to 29

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

27

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

GROUP 1 CAP SCHEDULE Class A-1 Certificates
Period	Pay Date	Pool Cap(1)	Pool Cap(2)	Effective Pool Cap(2)(3)	Period	Pay Date	Pool Cap(1)	Pool Cap(2)	Effective Pool Cap(2)(3)
1	12/25/2006	21.89%	21.89%	36.89%	40	3/25/2010	9.80%	10.70%	16.13%
2	1/25/2007	7.77%	7.77%	22.92%	41	4/25/2010	9.05%	10.42%	16.06%
3	2/25/2007	7.77%	7.77%	22.91%	42	5/25/2010	9.35%	10.79%	16.40%
4	3/25/2007	8.57%	8.60%	23.21%	43	6/25/2010	9.04%	10.43%	16.13%
5	4/25/2007	7.77%	7.77%	22.87%	44	7/25/2010	9.34%	10.76%	16.42%
6	5/25/2007	8.03%	8.03%	22.94%	45	8/25/2010	9.03%	10.41%	16.15%
7	6/25/2007	7.77%	7.77%	22.81%	46	9/25/2010	9.02%	10.43%	16.21%
8	7/25/2007	8.03%	8.03%	22.87%	47	10/25/2010	9.32%	11.41%	17.15%
9	8/25/2007	7.77%	7.77%	22.73%	48	11/25/2010	9.01%	11.03%	16.85%
10	9/25/2007	7.77%	7.77%	22.69%	49	12/25/2010	9.31%	11.38%	17.16%
11	10/25/2007	8.02%	8.02%	22.73%	50	1/25/2011	9.00%	10.99%	16.87%
12	11/25/2007	7.77%	7.77%	22.58%	51	2/25/2011	8.99%	10.98%	16.88%
13	12/25/2007	8.02%	8.02%	22.63%	52	3/25/2011	9.94%	12.15%	17.87%
14	1/25/2008	7.77%	7.77%	22.48%	53	4/25/2011	8.98%	11.32%	17.27%
15	2/25/2008	7.77%	7.77%	22.43%	54	5/25/2011	9.27%	11.68%	17.59%
16	3/25/2008	8.30%	8.30%	22.60%	55	6/25/2011	8.97%	11.28%	17.28%
17	4/25/2008	7.77%	7.77%	22.34%	56	7/25/2011	9.26%	11.64%	17.60%
18	5/25/2008	8.03%	8.03%	22.39%	57	8/25/2011	8.96%	11.25%	17.29%
19	6/25/2008	7.77%	7.77%	22.23%	58	9/25/2011	8.95%	11.24%	17.25%
20	7/25/2008	8.03%	8.03%	22.24%	59	10/25/2011	9.27%	11.86%	17.65%
21	8/25/2008	7.77%	7.77%	21.95%	60	11/25/2011	8.96%	11.46%	17.25%
22	9/25/2008	7.82%	7.82%	20.00%	61	12/25/2011	9.26%	11.83%	11.83%
23	10/25/2008	8.51%	8.51%	17.67%	62	1/25/2012	8.95%	11.42%	11.42%
24	11/25/2008	8.33%	8.36%	17.11%	63	2/25/2012	8.95%	11.40%	11.40%
25	12/25/2008	8.60%	8.63%	17.00%	64	3/25/2012	9.56%	12.17%	12.17%
26	1/25/2009	8.32%	8.34%	16.83%	65	4/25/2012	8.94%	11.38%	11.38%
27	2/25/2009	8.31%	8.34%	16.84%	66	5/25/2012	9.24%	11.74%	11.74%
28	3/25/2009	9.20%	9.28%	17.50%	67	6/25/2012	8.93%	11.35%	11.35%
29	4/25/2009	8.50%	8.77%	17.27%	68	7/25/2012	9.22%	11.70%	11.70%
30	5/25/2009	8.79%	9.10%	17.51%	69	8/25/2012	8.92%	11.30%	11.30%
31	6/25/2009	8.48%	8.78%	17.28%	70	9/25/2012	8.91%	11.28%	11.28%
32	7/25/2009	8.76%	9.07%	17.47%	71	10/25/2012	9.20%	11.66%	11.66%
33	8/25/2009	8.47%	8.78%	17.15%	72	11/25/2012	8.90%	11.26%	11.26%
34	9/25/2009	8.48%	8.83%	16.75%	73	12/25/2012	9.19%	11.62%	11.62%
35	10/25/2009	9.18%	9.93%	15.38%	74	1/25/2013	8.89%	11.22%	11.22%
36	11/25/2009	8.88%	9.64%	15.17%	75	2/25/2013	8.88%	11.20%	11.20%
37	12/25/2009	9.17%	9.96%	15.44%	76	3/25/2013	9.82%	12.38%	12.38%
38	1/25/2010	8.87%	9.63%	15.19%	77	4/25/2013	8.87%	11.18%	11.18%
39	2/25/2010	8.86%	9.62%	15.21%	78	5/25/2013	9.16%	11.53%	11.53%

(1)	Assumes 1-month LIBOR at 5.32% and 6-month LIBOR at 5.37% and is run at the pricing speed to call.
(2)	Assumes the 1-month and 6-month LIBOR are instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.
(3)	Assumes the payments are received from the Interest Rate Swap Agreement.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

28

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $305,011,000 (approximate)

Excess Spread
	Static	Forward	Forward	Forward		Static	Forward	Forward	Forward
Period	XS Spread (bps)	XS Spread (bps)	1m LIBOR	6m LIBOR	Period	XS Spread (bps)	XS Spread (bps)	1m LIBOR	6m LIBOR
1	442	442	5.3200%	5.3700%	40	432	437	4.8356%	4.8772%
2	179	180	5.3749%	5.3429%	41	410	411	4.8333%	4.8745%
3	285	285	5.3430%	5.2985%	42	421	421	4.8302%	4.8706%
4	293	293	5.2953%	5.2523%	43	411	411	4.8263%	4.8682%
5	292	292	5.2756%	5.2089%	44	421	421	4.8228%	4.8800%
6	292	292	5.2490%	5.1527%	45	410	411	4.8199%	4.8954%
7	292	292	5.1622%	5.0928%	46	409	411	4.8159%	4.9089%
8	292	292	5.1200%	5.0531%	47	420	422	4.8122%	4.9218%
9	292	291	5.0753%	5.0146%	48	408	412	4.8089%	4.9386%
10	292	291	5.0319%	4.9787%	49	419	417	4.9037%	4.9534%
11	292	291	4.9464%	4.9412%	50	407	406	4.9043%	4.9527%
12	291	291	4.8887%	4.9164%	51	407	406	4.9030%	4.9519%
13	292	291	4.9305%	4.8933%	52	439	436	4.9015%	4.9508%
14	291	291	4.8945%	4.8571%	53	405	406	4.9028%	4.9510%
15	291	291	4.8610%	4.8241%	54	416	416	4.9007%	4.9496%
16	293	293	4.8257%	4.7889%	55	404	405	4.9002%	4.9495%
17	291	291	4.7907%	4.7535%	56	414	414	4.8990%	4.9656%
18	292	292	4.7585%	4.7215%	57	403	404	4.8984%	4.9843%
19	291	291	4.7248%	4.6877%	58	402	404	4.8973%	5.0017%
20	292	293	4.6901%	4.7014%	59	414	418	4.8965%	5.0191%
21	292	293	4.6584%	4.7222%	60	405	410	4.9052%	5.0393%
22	299	309	4.6250%	4.7480%	61	405	417	5.0009%	5.0570%
23	334	357	4.5922%	4.7747%	62	386	399	5.0030%	5.0584%
24	343	368	4.5598%	4.8067%	63	386	398	5.0038%	5.0590%
25	365	378	4.8229%	4.8464%	64	421	432	5.0042%	5.0599%
26	357	371	4.8136%	4.8368%	65	385	399	5.0062%	5.0620%
27	357	372	4.8033%	4.8261%	66	403	416	5.0064%	5.0616%
28	385	395	4.7920%	4.8155%	67	385	399	5.0075%	5.0629%
29	374	376	4.7832%	4.8064%	68	402	415	5.0082%	5.0676%
30	384	385	4.7731%	4.7962%	69	383	398	5.0088%	5.0718%
31	377	377	4.7634%	4.7865%	70	383	397	5.0100%	5.0763%
32	385	385	4.7530%	4.7990%	71	400	414	5.0093%	5.0804%
33	377	378	4.7437%	4.8148%	72	381	396	5.0103%	5.0846%
34	381	385	4.7327%	4.8324%	73	399	413	5.0103%	5.0846%
35	410	423	4.7231%	4.8475%	74	380	395	5.0103%	5.0846%
36	400	415	4.7137%	4.8665%	75	380	395	5.0103%	5.0846%
37	416	422	4.8458%	4.8874%	76	433	445	5.0103%	5.0846%
38	393	401	4.8431%	4.8842%	77	378	394	5.0103%	5.0846%
39	396	404	4.8397%	4.8804%	78	395	410	5.0103%	5.0846%

Assumptions:

• Run to call

•    Calculated, for the related period, as (a) net interest collections on the Mortgage Loans less the amount of interest accrued at the related Certificate Interest Rate and paid on the related Distribution Date on the Certificates plus swap payments received from the Swap Provider minus swap payments paid to the Swap Provider divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period and multiplied by (c) 120000.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

29

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a “when, as and if issued” basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the “Automatic Termination”). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Asset Backed Funding Corporation

Asset-Backed Certificates, Series 2006-HE1

Group 1 & Total Mortgage Loans

Collateral Annex

November 29, 2006

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

DISCLAIMER

The securities described in this terms sheet will not be registered under the Securities Act of 1933, but will be offered solely to “qualified institutional buyers” pursuant to Rule 144A thereunder. This terms sheet is being submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or part, nor may it be distributed or it contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser and such prospective investor’s legal, tax and financial advisors. The information contained herein has been prepared to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make full analysis of the transaction. The Initial Purchaser is not providing any advice regarding the legal, tax or financial consequences to any prospective investor of an investment in the securities described herein. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein is qualified in its entirety by information contained in the Private Placement Memorandum for this transaction. The securities described in this terms sheet are subject to significant risks, which are described under the heading “Risk Factors” in the Private Placement Memorandum. Prospective investors should carefully review the Private Placement Memorandum and consult their legal, tax and financial advisors regarding an investment in the securities. An offering may be made only through the delivery of the Private Placement Memorandum through the Initial Purchaser. The Initial Purchaser does not make any representation or warranty as to the accuracy of any of the information contained herein. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument.

IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

2

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

DESCRIPTION OF THE COLLATERAL GROUP 1 MORTGAGE LOANS SUMMARY

Summary	Total	Minimum	Maximum
Aggregate Principal Balance	$351,991,719.34
Number of Loans	1,820
Average Original Loan Balance	$193,585.13	$14,310.00	$617,500.00
Average Current Loan Balance	$193,402.04	$14,303.40	$617,234.39
(1) Weighted Average Combined Original LTV	80.98%	22.92%	100.00%
(1) Weighted Average Combined Original LTV with silent seconds	83.79%	22.92%	100.00%
(1) Weighted Average Gross Coupon	8.523%	5.699%	12.990%
(1) (2) Weighted Average Gross Margin	5.310%	2.199%	7.990%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)	28	16	60
(1) Weighted Average Remaining Term to Maturity (months)	352	118	360
(1) Weighted Average Credit Score	619	500	809
(1) Weighted Average DTI	43.36%	20.05%	59.69%
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
			Percent of Total Principal Balance

Product Type	Adjustable		72.27%
Fixed			27.73%
Fully Amortizing Mortgage Loans			48.01%
Interest Only Loans			8.23%
Balloon Loans			43.76%

Lien:	First		97.14%
Second			2.86%

Property Type	SFR		69.07%
PUD			9.69%
2-4 Family			14.37%
Condo			6.46%
Townhouse			0.41%

Geographic Distribution(Top 5 States)	California		16.16%
Illinois			11.03%
Florida			9.92%
New York			8.51%
New Jersey			7.65%

Number of States	47
Largest Zip Code Concentration	60629		0.63%
Loans with Prepayment Penalties			63.21%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

3

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in a column may not equal the total indicated due to rounding).

Mortgage Interest Rates

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

4

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Original Combined Loan-to-Value Ratio*

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

5

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Original Combined Loan-to-Value Ratio with silent seconds

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior or junior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

6

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Principal Balance as of the Cut-off date

Original Term to Maturity

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

7

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Remaining Term to Maturity

Credit Score*

*“Credit Scores” are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower’s credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. The Credit Score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table above were obtained at either the time of origination of the Mortgage Loan or more recently.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

8

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Property Type

Occupancy Status

Documentation

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

9

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Loan Purpose

Product Type

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

10

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Duration of Interest Only Period

Lien Position

Prepayment Penalty Term

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

11

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Geographic Distribution (by City)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

12

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Geographic Distribution (by State)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

13

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Zip Code Distribution

Gross Margins – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

14

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Initial Periodic Rate Cap – (Adjustable Loans Only)

Periodic Rate Cap – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

15

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Maximum Interest Rates – (Adjustable Loans Only)

Minimum Interest Rates– (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

16

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Next Interest Adjustment Date – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

17

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 1 MORTGAGE LOANS

Debt-To-Income Ratio*

*The “Debt-To-Income Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of a mortgagor’s monthly debt obligations (including the monthly payment on the Mortgage Loan and related expenses such as property taxes and hazard insurance) to his or her gross monthly income.

Delinquency Status(1)

(1) A Mortgage Loan is “Delinquent” if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

18

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

DESCRIPTION OF THE COLLATERAL TOTAL MORTGAGE LOANS SUMMARY

Summary	Total	Minimum	Maximum
Aggregate Principal Balance	$1,124,547,587.82
Number of Loans	6,422
Average Original Loan Balance	$175,285.90	$11,660.00	$1,059,750.00
Average Current Loan Balance	$175,108.62	$11,491.20	$1,058,526.12
(1) Weighted Average Combined Original LTV	81.01%	14.29%	100.00%
(1) Weighted Average Combined Original LTV with silent seconds	85.27%	14.29%	100.00%
(1) Weighted Average Gross Coupon	8.527%	5.520%	14.500%
(1) (2) Weighted Average Gross Margin	5.500%	2.000%	9.990%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)	29	10	120
(1) Weighted Average Remaining Term to Maturity (months)	348	112	360
(1) Weighted Average Credit Score	625	500	813
(1) Weighted Average DTI	42.24%	4.51%	60.00%
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
			Percent of Total Principal Balance

Product Type	Adjustable		72.24%
Fixed			27.76%
Fully Amortizing Mortgage Loans			44.60%
Interest Only Loans			13.35%
Balloon Loans			41.19%
Dual Amortization Loans			0.86%

Lien:	First		93.84%
Second			6.16%

Property Type	SFR		70.49%
PUD			12.25%
2-4 Family			9.64%
Condo			7.29%
Townhouse			0.33%

Geographic Distribution(Top 5 States)	California		24.96%
Florida			16.29%
Texas			7.99%
Illinois			6.27%
New York			5.92%

Number of States	50
Largest Zip Code Concentration	33463		0.38%
Loans with Prepayment Penalties			75.12%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

19

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in a column may not equal the total indicated due to rounding).

Mortgage Interest Rates

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

20

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Original Combined Loan-to-Value Ratio*

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

21

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Original Combined Loan-to-Value Ratio with silent seconds

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior or junior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

22

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Principal Balance as of the Cut-off date

Original Term to Maturity

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

23

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Remaining Term to Maturity

Credit Score*

*“Credit Scores” are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower’s credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. The Credit Score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table above were obtained at either the time of origination of the Mortgage Loan or more recently.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

24

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Property Type

Occupancy Status

Documentation

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

25

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Loan Purpose

Product Type

Product Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loans by Cut-off Date Principal Balance	Weighted Average Debt-to-Income Ratio (%)	Weighted Average Mortgage Interest Rate (%)	Weighted Average Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (months)	Weighted Average Loan Age (months)
10 YR FIXED	11	$867,419.63	0.08	38.47	7.987	606	62.30	120	3
10/20 6ML	1	61,928.40	0.01	49.00	8.750	559	84.93	360	2
10/20 6ML with 10 yr IO	6	1,643,000.00	0.15	39.81	6.730	680	66.58	360	1
10/20 6ML 30/40 Balloon	2	1,092,307.37	0.10	43.49	7.676	697	84.69	360	2
10/20 6ML 30/50 Balloon	1	582,400.00	0.05	51.00	5.525	710	80.00	360	0
15 YR FIXED	92	8,288,035.87	0.74	36.12	8.246	630	68.97	180	3
15/30 Balloon	823	47,336,689.76	4.21	41.71	11.259	678	99.36	180	4
20 YR FIXED	79	5,554,869.29	0.49	40.10	9.134	626	75.61	240	3
25 YR FIXED	1	61,300.70	0.01	29.55	7.875	588	75.00	300	3
2/28 6ML	952	169,714,201.34	15.09	41.98	8.797	604	79.78	360	2
2/28 6ML with 10 yr IO	5	2,160,590.25	0.19	40.48	7.484	722	83.77	360	1
2/28 6ML with 2 yr IO	2	587,434.00	0.05	47.50	6.612	717	80.00	360	14
2/28 6ML with 5 yr IO	178	57,339,085.49	5.10	42.02	7.657	670	82.15	360	2
2/28 6ML 10/40 Dual Am	20	8,425,163.08	0.75	44.94	7.834	646	85.03	360	4
2/28 6ML 30/40 Balloon	721	183,108,136.10	16.28	42.65	8.420	610	79.74	360	2
2/28 6ML 30/50 Balloon	105	29,808,215.15	2.65	44.39	8.197	621	79.12	360	0
30 YR FIXED	1,557	185,556,115.90	16.50	41.12	8.688	618	77.61	360	2
30 YR FIXED with 5 yr IO	44	10,349,194.30	0.92	40.63	7.112	670	74.70	360	3
30 YR FIXED 10/40 Dual Am	4	1,025,700.29	0.09	37.20	7.681	633	74.22	360	3
30/40 Balloon	252	50,605,559.00	4.50	43.18	7.992	625	74.81	360	2
30/50 Balloon	12	2,510,012.32	0.22	45.43	8.391	620	79.37	360	1
3/27 1ML	1	151,599.87	0.01	19.58	9.250	712	100.00	360	5
3/27 6ML	621	114,288,138.87	10.16	41.26	8.707	609	82.23	360	2
3/27 6ML with 10 yr IO	1	131,992.00	0.01	44.44	8.095	599	80.00	360	1
3/27 6ML with 3 yr IO	1	348,903.21	0.03	35.34	8.050	641	98.31	360	5
3/27 6ML with 5 yr IO	191	60,787,703.37	5.41	43.03	7.753	672	87.07	360	2
3/27 6ML 10/40 Dual Am	1	210,996.66	0.02	41.28	7.950	609	90.00	360	8
3/27 6ML 30/40 Balloon	552	134,170,673.53	11.93	43.67	8.532	612	82.75	360	2
3/27 6ML 30/50 Balloon	4	1,459,848.56	0.13	47.39	7.669	626	79.65	360	0
5/25 6ML	84	16,862,003.17	1.50	41.33	8.230	639	81.43	360	2
5/25 6ML with 10 yr IO	7	1,588,400.00	0.14	41.48	7.397	698	76.89	360	1
5/25 6ML with 5 yr IO	42	14,498,194.68	1.29	43.85	6.934	692	82.16	360	1
5/25 6ML with 7 yr IO	4	739,000.00	0.07	47.91	7.443	637	80.86	360	4
5/25 6ML 30/40 Balloon	32	8,444,278.01	0.75	44.07	7.889	647	74.92	360	2
5/25 6ML 30/50 Balloon	12	4,078,283.68	0.36	42.88	7.340	693	81.08	360	0
7/23 6ML	1	110,213.97	0.01	37.97	6.875	737	80.00	360	2
Total:	**6,422**	**$1,124,547,587.82**	**100.00**	**42.24**	**8.527**	**625**	**81.01**	**350**	**2**

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

26

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Duration of Interest Only Period

Lien Position

Prepayment Penalty Term

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

27

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Geographic Distribution (by City)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

28

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Geographic Distribution (by State)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

29

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Zip Code Distribution

Gross Margins – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

30

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Initial Periodic Rate Cap – (Adjustable Loans Only)

Periodic Rate Cap – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

31

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Maximum Interest Rates – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

32

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Minimum Interest Rates– (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

33

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Next Interest Adjustment Date – (Adjustable Loans Only)

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loans by Cut-off Date Principal Balance	Weighted Average Debt-to-Income Ratio (%)	Weighted Average Mortgage Interest Rate (%)	Weighted Average Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (months)	Weighted Average Loan Age (months)
September-2007	3	$692,909.51	0.09	44.32	6.839	697	80.50	360	14
October-2007	3	523,649.58	0.06	49.30	7.626	654	88.54	360	13
November-2007	4	475,512.74	0.06	45.78	8.116	632	86.34	360	12
December-2007	2	167,735.23	0.02	50.68	7.552	599	87.39	360	11
January-2008	1	100,938.16	0.01	44.75	8.620	641	80.00	360	10
February-2008	1	130,581.08	0.02	56.82	9.450	540	80.00	360	9
March-2008	5	1,173,245.38	0.14	41.10	8.494	640	84.79	360	8
April-2008	33	6,270,906.32	0.77	44.40	8.459	616	83.98	360	7
May-2008	28	5,696,939.94	0.70	41.52	8.388	627	86.26	360	6
June-2008	43	9,097,488.31	1.12	42.01	8.536	624	81.24	360	5
July-2008	82	20,219,416.80	2.49	42.84	8.635	635	84.59	360	4
August-2008	262	60,687,446.53	7.47	41.54	8.689	630	83.53	360	3
September-2008	911	217,134,205.89	26.73	43.07	8.391	615	79.63	360	2
October-2008	350	72,231,575.34	8.89	41.55	8.438	603	76.68	360	1
November-2008	255	56,540,274.60	6.96	42.02	8.246	622	79.82	360	0
March-2009	1	210,996.66	0.03	41.28	7.950	609	90.00	360	8
April-2009	5	706,650.48	0.09	37.05	9.806	590	91.80	360	7
May-2009	16	3,653,756.87	0.45	44.29	8.413	635	90.33	360	6
June-2009	21	5,531,836.15	0.68	41.73	8.727	635	87.50	360	5
July-2009	76	17,559,495.88	2.16	43.21	8.545	640	86.59	360	4
August-2009	251	54,915,514.60	6.76	42.41	8.818	634	90.81	360	3
September-2009	834	193,330,653.97	23.80	42.83	8.348	618	81.50	360	2
October-2009	158	33,445,989.46	4.12	41.75	8.234	619	79.08	360	1
November-2009	10	2,194,962.00	0.27	45.00	8.210	624	82.61	360	0
November-2010	1	115,348.41	0.01	37.12	9.950	513	80.00	360	12
April-2011	1	133,000.00	0.02	49.88	9.525	613	95.00	360	7
June-2011	1	200,000.00	0.02	48.35	7.600	615	78.43	360	5
July-2011	1	618,332.03	0.08	42.69	7.335	786	90.00	360	4
August-2011	16	3,429,304.03	0.42	43.73	8.092	634	88.92	360	3
September-2011	100	24,440,693.22	3.01	42.16	7.809	647	78.63	360	2
October-2011	28	7,125,751.85	0.88	43.63	7.490	674	80.78	360	1
November-2011	33	10,147,730.00	1.25	43.66	7.158	702	80.22	360	0
September-2013	1	110,213.97	0.01	37.97	6.875	737	80.00	360	2
September-2016	4	1,434,235.77	0.18	42.15	7.444	682	77.68	360	2
October-2016	2	460,000.00	0.06	41.46	7.702	713	80.00	360	1
November-2016	4	1,485,400.00	0.18	44.52	6.047	687	71.06	360	0
Total:	**3,547**	**$812,392,890.76**	**100.00**	**42.57**	**8.383**	**623**	**81.38**	**360**	**2**

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

34

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Debt-To-Income Ratio*

*The “Debt-To-Income Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of a mortgagor’s monthly debt obligations (including the monthly payment on the Mortgage Loan and related expenses such as property taxes and hazard insurance) to his or her gross monthly income.

Delinquency Status(1)

(1) A Mortgage Loan is “Delinquent” if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

35

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a “when, as and if issued” basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the “Automatic Termination”). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

RMBS New Issue Term Sheet

Asset Backed Funding Corporation

Asset-Backed Certificates, Series 2006-HE1

Offered Certificates: A-2A, A-2B, A-2C, A-2D, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 & M-9

$1,081,421,000 (approximate)

Asset Backed Funding Corporation

Depositor

Bank of America, National Association

Sponsor

Wells Fargo Bank, N.A.

Master Servicer

JP Morgan Chase Bank, N.A., Litton Loan Servicing LP

& Option One Mortgage Corporation

Servicers

Clayton Fixed Income Services Inc.

Credit Risk Manager

November 29, 2006

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received certain additional information. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

Any disclaimers or other notices that may appear below this document are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

TABLE OF CONTENTS

• Summary of Certificates	p. 4

• Important Dates and Contacts	p. 5

• Summary of Terms	p. 7

• Credit Enhancement	p. 11

• Pass-Through Rates	p. 13

• Interest Rate Swap Agreement	p. 16

• Trigger Events	p. 18

• Interest and Principal Distributions	p. 19

• Bond Summary	p. 27

• Group 2 and Pool Cap Schedule	p. 31

• Breakeven Losses	p. 33

• Excess Spread	p. 34

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

SUMMARY OF CERTIFICATES
Class	Expected Approximate Size ($)(1)	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat	Expected Principal Window (mos) Call/Mat	Expected Initial Credit Enhancement Percentage	Expected Ratings Moody’s Fitch S&P
A-1	305,011,000	Floating	Sen	Not Offered Hereby			Aaa	AAA	AAA
A-2A	436,171,000	Floating	Sen Seq	1.00 / 1.00	1 to 23 / 1 to 23	19.60%	Aaa	AAA	AAA
A-2B	110,873,000	Floating	Sen Seq	2.00 / 2.00	23 to 27 / 23 to 27	19.60%	Aaa	AAA	AAA
A-2C	184,930,000	Floating	Sen Seq	3.00 / 3.00	27 to 57 / 27 to 57	19.60%	Aaa	AAA	AAA
A-2D	121,135,000	Floating	Sen Seq	6.00 / 7.43	57 to 78 / 57 to 180	19.60%	Aaa	AAA	AAA
M-1	46,815,000	Floating	Seq Mezz	3.52 / 3.52	41 to 45 / 41 to 45	16.35%	Aa1	AA+	AA+
M-2	43,934,000	Floating	Seq Mezz	4.55 / 4.55	45 to 73 / 45 to 73	13.30%	Aa2	AA	AA
M-3	27,369,000	Floating	Seq Mezz	6.42 / 8.50	73 to 78 / 73 to 150	11.40%	Aa3	AA-	AA-
M-4	23,767,000	Floating	Mezz	4.48 / 4.92	40 to 78 / 40 to 131	9.75%	A1	A+	A+
M-5	23,047,000	Floating	Mezz	4.46 / 4.87	39 to 78 / 39 to 125	8.15%	A2	A	A
M-6	21,607,000	Floating	Mezz	4.44 / 4.82	39 to 78 / 39 to 119	6.65%	A3	A-	A-
M-7	18,726,000	Floating	Mezz	4.42 / 4.75	38 to 78 / 38 to 112	5.35%	Baa1	BBB+	BBB+
M-8	12,244,000	Floating	Mezz	4.41 / 4.69	38 to 78 / 38 to 104	4.50%	Baa2	BBB	BBB
M-9	10,803,000	Floating	Mezz	4.41 / 4.64	38 to 78 / 38 to 98	3.75%	Baa3	BBB-	BBB-
B	14,404,000	Floating	Sub	Not Offered Hereby			Ba1	BB+	BB+

(1)	The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

Structure:
(1)

The Class A-1 Certificates are backed primarily by the cash flow from the Group 1 Mortgage Loans. The Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are backed primarily by the cash flow from the Group 2 Mortgage Loans. The Class M and Class B Certificates are backed by the cash flows from all the Mortgage Loans.

(2)	The margins on the Class A Certificates will double and the margins on the Class M and Class B Certificates will increase to 1.5x their initial margins after the Optional Termination Date.
(3)	The Offered Certificates will accrue interest at a rate equal to one-month LIBOR plus a related fixed margin, subject to certain caps.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

PRICING SPEED
Adjustable-rate Mortgage Loans

100% ARM PPC

100% ARM PPC assumes that prepayments start at 5% CPR in month one, increase by approximately 2.273% each month to 30% CPR in month twelve, remain at 30% CPR through month twenty four, increase to 60% CPR for the next three months and then remain at 35% CPR from month twenty eight and thereafter.

Fixed-rate Mortgage Loans	100% FRM PPC 100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

SUMMARY OF IMPORTANT DATES
Deal Information			Initial Mortgage Loans Collateral Information
Expected Pricing		[December 1], 2006	Cut-off Date		November 1, 2006
Expected Settlement		December 14, 2006
First Distribution		December 26, 2006
Expected Stepdown		December 25, 2009

Bond Information
Class	Dated Date	Initial Accrual Days	Accrual Method	Delay Days	REMIC Maturity Date (1)
A-1	December 14, 2006	Not Offered Hereby			January 25, 2037
A-2A	December 14, 2006	0	Actual/360	0	January 25, 2037
A-2B	December 14, 2006	0	Actual/360	0	January 25, 2037
A-2C	December 14, 2006	0	Actual/360	0	January 25, 2037
A-2D	December 14, 2006	0	Actual/360	0	January 25, 2037
M-1	December 14, 2006	0	Actual/360	0	January 25, 2037
M-2	December 14, 2006	0	Actual/360	0	January 25, 2037
M-3	December 14, 2006	0	Actual/360	0	January 25, 2037
M-4	December 14, 2006	0	Actual/360	0	January 25, 2037
M-5	December 14, 2006	0	Actual/360	0	January 25, 2037
M-6	December 14, 2006	0	Actual/360	0	January 25, 2037
M-7	December 14, 2006	0	Actual/360	0	January 25, 2037
M-8	December 14, 2006	0	Actual/360	0	January 25, 2037
M-9	December 14, 2006	0	Actual/360	0	January 25, 2037
B	December 14, 2006	Not Offered Hereby			January 25, 2037

(1)	The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

CONTACTS
Banc of America Securities LLC
Mortgage Trading/Syndicate	Tel: (212) 847-5095
Fax: (212) 847-5143
Patrick Beranek	patrick.beranek@bankofamerica.com
Ileana Chu	ileana.i.chu@bankofamerica.com
Charlene Balfour	charlene.c.balfour@bankofamerica.com
Jordan Chirico	jordan.chirico@bofasecurities.com
Jacqueline Markot	jacqueline.l.markot@bofasecurities.com
Principal Finance Group	Fax: (212) 847-5040
Juanita Deane-Warner	Tel: (212) 583-8405
Rajneesh Salhotra (Structuring)	Tel: (212) 847-5434
Pauwla Rumli	Tel: (212) 583-8447
Jay Wang (Structuring)	Tel: (704) 387-1855
Luna Nguyen (Collateral)	Tel: (704) 683-4190
Rating Agencies
Philip Chun – Fitch	(212) 908-0267
Keren Gabay – Moody’s	(212) 553-2728
Bridget Steers – S&P	(212) 438-4837

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

SUMMARY OF TERMS
Title of Securities:	Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-HE1 (the “Trust”).
Class A Certificates:	The Class A-1 Certificates and Class A-2 Certificates.
Class A-2 Certificates:	The Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

As long as the sum of the aggregate certificate principal balance of the Class M and Class B Certificates and the Overcollateralization Amount has not been reduced to zero, principal distributions to the Class A-2 Certificates shall be paid first, to the Class A-2A Certificates until the certificate principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero, third, to the Class A-2C Certificates, until the certificate principal balance of the Class A-2C Certificates is reduced to zero and then, to the Class A-2D Certificates, until the certificate principal balance of the Class A-2D Certificates is reduced to zero. After the sum of the aggregate certificate principal balance of Class M and Class B Certificates and the Overcollateralization Amount has been reduced to zero, principal will be distributed to the Class A-2 Certificates on a pro rata basis based on the certificate principal balances of each such class.

Class M Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.
Non-Offered Certificates:	The Class A-1, Class B, Class CE, Class P, Class R and Class R-X.
Offering Type:	The Class A-2 and Class M Certificates (the “Offered Certificates”) will be offered publicly pursuant to a Prospectus.
Depositor:	Asset Backed Funding Corporation.
Sponsor:	Bank of America, National Association.
Originators:

The Initial Mortgage Loans will consist of loans originated by Accredited Home Lenders (56.6%), Ameriquest Mortgage Company (1.4%), NC Capital Corporation (2.6%), Option One Mortgage Corporation (5.9%) and WMC Mortgage Corp (8.6%) and purchased from Credit-Based Asset Servicing and Securitization (2.9%).

The Additional Mortgage Loans will consist of loans originated by Ameriquest Mortgage Company (2.9%), Accredited Home Lenders Inc. (8.1%), Equifirst Mortgage Corporation (2.0%), Fremont Investment & Loan (6.8%), NC Capital Corporation (1.2%) and Nationstar Mortgage LLC (0.8%).

The aforementioned percentages are an expected approximation based on the aggregate principal balance of the Initial Mortgage Loans and the amount in the Pre-Funding Accounts as of Closing Date. Percentages might not add up to 100% due to rounding.

Servicers:	JP Morgan Chase Bank, N.A., Litton Loan Servicing LP and Option One Mortgage Corporation.
Master Servicer:	Wells Fargo Bank, N.A.
Swap Provider:	TBD.
Securities Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

SUMMARY OF TERMS
Credit Risk Manager:	Clayton Fixed Income Services Inc.
Lead Manager and Bookrunner:	Banc of America Securities LLC.
Closing Date:	On or about December 14, 2006.
Tax Status:

All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction.

ERISA Eligibility:

The Class A and Class M Certificates, exclusive of the right to receive payments from the Supplemental Interest Trust, are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any federal, state or local law (“Similar Law”) which is similar to ERISA or the Code (collectively, a “Plan”) if the conditions of the Exemption (as defined below) are met. Prior to the termination of the Supplemental Interest Trust, a Plan must also meet the requirements of an investor-based class exemption to be eligible to purchase the Class A and Class M Certificates.

The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the “Exemption”) from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

A fiduciary or other person acting on behalf of any Plan should carefully review with its legal advisors whether the purchase or holding of a Class A or Class M Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law. Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Class A or Class M Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Class A or Class M Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

SMMEA Eligibility:	The Offered Certificates will not constitute “mortgage related securities” for purposes of SMMEA.
Distribution Dates:	The 25th of each month, or if such day is not a business day, the next succeeding business day, beginning in December 2006.
Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settle flat).
Day Count:	With respect to the Offered Certificates, Actual/360.
Payment Delay:	With respect to the Offered Certificates, 0 days.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

SUMMARY OF TERMS
Servicing Fee Rate for JP Morgan and Litton Serviced Loans:

Approximately 0.50% per annum on the aggregate principal balance of the Mortgage Loans. As of the Closing Date, approximately 72.51% of the Initial Mortgage Loans are expected to be serviced by JP Morgan and approximately 19.96% of the Initial Mortgage Loans are expected to be serviced by Litton.

Stepped Servicing Fee Rate for Option One Serviced Loans:

Approximately 0.30% per annum on the aggregate principal balance of the Mortgage Loans for December 2006 through September 2007 Distribution Dates, approximately 0.40% per annum on the aggregate principal balance of the Mortgage Loans for October 2007 through May 2009 Distribution Dates and approximately 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months June 2009 and thereafter Distribution Dates. As of the Closing Date, approximately 7.54% of the Initial Mortgage Loans are expected to be serviced by Option One.

Credit Risk Manager Fee Rate:	Approximately 0.0150% per annum on the aggregate principal balance of the Mortgage Loans.
Cut-Off Date:

For each of the Initial Mortgage Loans, the close of business on November 1, 2006. For each Additional Mortgage Loan subsequently acquired by the trust with funds from the Group 1 Pre-Funding Account and the Group 2 Pre-Funding Account, the later of (i) the origination date of such Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired.

Initial Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $1,124,547,588. The pool of Initial Mortgage Loans is expected to consist of fixed-rate and adjustable-rate first lien Mortgage Loans, of which: (i) approximately $351,991,719 consists of a pool of conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the “Group 1 Initial Mortgage Loans”) and (ii) approximately $772,555,868 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the “Group 2 Initial Mortgage Loans,” and together with the Group 1 Initial Mortgage Loans, the “Initial Mortgage Loans”).

Group 1 Pre-Funding Amount:

A Group 1 Pre-Funding Account will be established on the Closing Date into which approximately $27,375,422 will be deposited (the “Group 1 Pre-Funded Amount”). On or prior to February 28, 2007 (the “Pre-Funding Period”), these funds will be used to purchase subsequent conforming balance fixed rate and adjustable rate Mortgage Loans for deposit in Loan Group 1 (the “Additional Group 1 Mortgage Loans”), together with the Group 1 Initial Mortgage Loans, the “Group 1 Mortgage Loans”. During the Pre-Funding Period, the amounts on deposit in the Group 1 Pre-Funding Account will be used to purchase Additional Group 1 Mortgage Loans (to the extent available) having similar characteristics as the Group 1 Initial Mortgage Loans (with any unused portion of the Group 1 Pre-Funded Amount to be distributed as principal to the Class A-1 Certificates); provided however to the extent that any Additional Group 1 Mortgage Loans are available on or before the Closing Date, the Depositor will deposit such loans in the Trust on the Closing Date.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

SUMMARY OF TERMS
Group 2 Pre-Funding Amount:

A Group 2 Pre-Funding Account will be established on the Closing Date into which approximately $288,524,578 will be deposited (the “Group 2 Pre-Funded Amount”). On or prior to February 28, 2007 (the “Pre-Funding Period”), these funds will be used to purchase subsequent conforming balance fixed rate and adjustable rate Mortgage Loans for deposit in Loan Group 2 (the “Additional Group 2 Mortgage Loans”), together with the Group 2 Initial Mortgage Loans, the “Group 2 Mortgage Loans”. During the Pre-Funding Period, the amounts on deposit in the Group 2 Pre-Funding Account will be used to purchase Additional Group 2 Mortgage Loans (to the extent available) having similar characteristics as the Group 2 Initial Mortgage Loans (with any unused portion of the Group 2 Pre-Funded Amount to be distributed as principal to the Class A-2 Certificates); provided however to the extent that any Additional Group 2 Mortgage Loans are available on or before the Closing Date, the Depositor will deposit such loans in the Trust on the Closing Date.

The Group 1 Mortgage Loans and Group 2 Mortgage Loans are collectively referred to herein as the “Mortgage Loans”. The Additional Group 1 Mortgage Loans and Additional Group 2 Mortgage Loans are collectively referred to as the “Additional Mortgage Loans”.

Optional Termination Date:

The first Distribution Date following the Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less of the sum of (i) the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date (“Cut-off Date Principal Balance”), (ii) the Group 1 Pre-Funding Amount as of the Closing Date and (iii) the Group 2 Pre-Funding Amount as of the Closing Date.

Monthly Servicer Advances:

The Servicer will be obligated to advance their own funds in an amount equal to the aggregate of all payments of principal and interest (net of any Servicing Fees) that were due during the related collection period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Servicers to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

CREDIT ENHANCEMENT
Credit Enhancement:	Credit enhancement for the structure is provided by excess interest, overcollateralization, cross-collateralization and subordination.
Expected Credit Support Percentage:
	Class	Initial Credit Support (Approximate)	After-Stepdown Support (Approximate)
	A	19.60%	39.20%
	M-1	16.35%	32.70%
	M-2	13.30%	26.60%
	M-3	11.40%	22.80%
	M-4	9.75%	19.50%
	M-5	8.15%	16.30%
	M-6	6.65%	13.30%
	M-7	5.35%	10.70%
	M-8	4.50%	9.00%
	M-9	3.75%	7.50%
	B	2.75%	5.50%

Targeted Overcollateralization Amount:

The Targeted Overcollateralization Amount means as of any Distribution Date, (x) prior to the Stepdown Date, approximately 2.75% of the sum of (i) the aggregate Principal Balance of the Mortgage Loans on the Cut-off Date, (ii) the amount on deposit in the Group 1 Pre-Funding Account on the Closing Date and (iii) the amount on deposit in the Group 2 Pre-Funding Account on the Closing Date and (y) on or after the Stepdown Date, the greater of approximately (a) 5.50% of the aggregate Principal Balance of the Mortgage Loans at the end of the related collection period after giving effect to prepayments in the related prepayment period and (b) 0.50% of the sum of (i) the Cut-off Date Principal Balance of the Initial Mortgage Loans, (ii) the amounts on deposit in the Group 1 Pre-Funding Account on the Closing Date and (iii) the amounts on deposit in the Group 2 Pre-Funding Account on the Closing Date; provided however, if a Trigger Event has occurred, the Targeted Overcollateralization Amount will be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier to occur of (i) the Distribution Date following the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in December 2009 and (b) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to approximately 39.20%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

CREDIT ENHANCEMENT
Realized Losses:

A Realized Loss is (i) as to any Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first, to the Monthly Excess Cashflow Amount and any Net Swap Payment from the Swap Provider; second, in reduction of the Overcollateralization Amount; third, to the Class B Certificates; fourth, to the Class M-9 Certificates; fifth, to the Class M-8 Certificates; sixth, to the Class M-7 Certificates; seventh, to the Class M-6 Certificates; eighth, to the Class M-5 Certificates; ninth, to the Class M-4 Certificates; tenth, to the Class M-3 Certificates; eleventh, to the Class M-2 Certificates; and twelfth, to the Class M-1 Certificates. Realized Losses will not be allocated to the Class A Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any class of certificates for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the classes of Certificates with a lower distribution priority than such class before taking into account the distribution of the Principal Distribution Amount on such Distribution Date and (ii) the Overcollateralization Amount after taking into account the distribution of the Principal Distribution Amount as of the prior Distribution Date by (y) the sum of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to principal prepayments in the related prepayment period, and (ii) any remaining funds in the Group 1 Pre-Funding Accounts and (iii) any remaining funds in the Group 2 Pre-Funding Accounts.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

PASS-THROUGH RATES*

The Certificate Interest Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the Pass-Through Rate for such Distribution Date and (y) the applicable Cap for such Distribution Date.

Pass-Through Rate:	The Pass-Through Rate for the Certificates is the lesser of:
	(i)	the sum of (a) one-month LIBOR as determined for the related Interest Accrual Period and (b) the certificate margin for the applicable class; and
	(ii)	the applicable Maximum Rate Cap for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margins for the Class A Certificates will be 2 times the related initial certificate margins, and the certificate margins for the Class M and Class B Certificates will be 1.5 times the related initial certificate margins.

Group 1 Cap:

The “Group 1 Cap” for any Distribution Date and for the Class A-1 Certificates will be (i) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Interest Rates for the Group 1 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 1 Mortgage Loans as of the first day of the related Collection Period minus (ii) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (x) any Net Swap Payment owed to the Swap Provider and (y) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Trust and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period.

Group 1 Maximum Rate Cap:

The “Group 1 Maximum Rate Cap” for any Distribution Date and for the Class A-1 Certificates will be a (a) per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Maximum Mortgage Interest Rates for the Group 1 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 1 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust, and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period plus (c) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period.

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

PASS-THROUGH RATES*
Group 2 Cap:

The “Group 2 Cap” for any Distribution Date and for the Class A-2 Certificates will be (i) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Interest Rates for the Group 2 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 2 Mortgage Loans as of the first day of the related Collection Period minus (ii) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (x) any Net Swap Payment owed to the Swap Provider and (y) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Trust and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period.

Group 2 Maximum Rate Cap:

The “Group 2 Maximum Rate Cap” for any Distribution Date and for the Class A-2 Certificates will be a (a) per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Maximum Mortgage Interest Rates for the Group 2 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 2 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust, and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period plus (c) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans as of the first day of the related Collection Period and the amount on deposit in the Group 1 and Group 2 Pre-Funding Account as of the first day of the related Collection Period.

Pool Cap:

The “Pool Cap” for any Distribution Date and for the Class M and Class B Certificates will be a per annum rate equal to the weighted average of the Group 1 Cap and the Group 2 Cap, weighted on the basis of the related Group Subordinate Amount.

Pool Maximum Rate Cap:

The “Pool Maximum Rate Cap” for any Distribution Date and for the Class M and Class B Certificates will be a per annum rate equal to the weighted average of the Group 1 Maximum Rate Cap and the Group 2 Maximum Cap Rate, weighted on the basis of the related Group Subordinate Amount.

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

PASS-THROUGH RATES*
Group Subordinate Amount:

The “Group Subordinate Amount” for any Distribution Date and (i) the Group 1 Mortgage Loans, will be equal to the excess of the sum of (x) the aggregate Principal Balance of the Group 1 Mortgage Loans as of the first day of the related Collection Period and (y) any amounts remaining in the Group 1 Pre-Funding Account on such date over the Certificate Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date and (ii) the Group 2 Mortgage Loans, will be equal to the excess of the sum of (x) the aggregate Principal Balance of the Group 2 Mortgage Loans as of the first day of the related Collection Period and (y) any amounts remaining in the Group 2 Pre-Funding Account on such date over the aggregate Certificate Principal Balance of the Class A-2 Certificates immediately prior to that Distribution Date.

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

INTEREST RATE SWAP AGREEMENT
Interest Rate Swap Agreement:

On the Closing Date, the Supplemental Interest Trust Trustee on behalf of the supplemental interest trust (the “Supplemental Interest Trust”) will enter into an Interest Rate Swap Agreement with notional amounts as shown in the Interest Rate Swap Schedule hereto. Under the Interest Rate Swap Agreement, the Supplemental Interest Trust is obligated to pay to the Swap Provider a fixed payment equal to the product of (x) [5.00]%, (y) the Notional Amount for such Distribution Date and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the closing date to but excluding the first Distribution Date on a 30/360 basis), and the denominator of which is 360 and the Swap Provider is obligated to pay to the Supplemental Interest Trust a floating amount equal to the product of (x) one-month LIBOR, (y) the Notional Amount for such Distribution Date and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date) and the denominator of which is 360. Only the net amount of the two obligations will be paid by the appropriate party (the “Net Swap Payment”). See the attached Interest Rate Swap Schedule. Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed as described under “Supplemental Interest Distribution” below. Amounts on deposit in the Swap Account will not be invested. The Swap Account will be part of the Supplemental Interest but not an asset of any REMIC.

Upon early termination of the Interest Rate Swap Agreement, the Supplemental Interest Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement. In the event that the Supplemental Interest Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date and on any subsequent Distribution Dates until paid in full, generally prior to distributions to Certificateholders.

Any Net Swap Payments and Swap Termination Payments (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Supplemental Interest Trust to the Swap Provider will be payable from interest collections on the Mortgage Loans. To the extent the sum of Net Swap Payments and Swap Termination Payments exceeds the interest collections for a Distribution Date, such excess will be paid from the principal collections for such Distribution Date.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

Interest Rate Swap Schedule
Period	Distribution Date	Notional Amount ($)	Period	Distribution Date	Notional Amount ($)
1	12/25/2006	1,440,447,588	31	6/25/2009	346,173,791
2	1/25/2007	1,430,181,662	32	7/25/2009	334,965,219
3	2/25/2007	1,416,145,547	33	8/25/2009	320,423,015
4	3/25/2007	1,397,489,422	34	9/25/2009	293,408,444
5	4/25/2007	1,375,518,697	35	10/25/2009	198,071,801
6	5/25/2007	1,350,450,661	36	11/25/2009	192,558,806
7	6/25/2007	1,322,412,956	37	12/25/2009	186,992,716
8	7/25/2007	1,291,533,381	38	1/25/2010	182,099,009
9	8/25/2007	1,258,051,950	39	2/25/2010	177,335,865
10	9/25/2007	1,222,626,103	40	3/25/2010	172,699,681
11	10/25/2007	1,185,501,637	41	4/25/2010	168,186,957
12	11/25/2007	1,149,297,962	42	5/25/2010	163,794,294
13	12/25/2007	1,113,893,799	43	6/25/2010	159,518,392
14	1/25/2008	1,079,593,307	44	7/25/2010	155,356,045
15	2/25/2008	1,046,361,704	45	8/25/2010	151,304,141
16	3/25/2008	1,014,165,314	46	9/25/2010	147,359,655
17	4/25/2008	982,971,533	47	10/25/2010	143,519,650
18	5/25/2008	952,569,469	48	11/25/2010	139,781,273
19	6/25/2008	922,987,470	49	12/25/2010	136,141,752
20	7/25/2008	891,216,392	50	1/25/2011	132,598,395
21	8/25/2008	855,379,682	51	2/25/2011	129,148,585
22	9/25/2008	714,158,736	52	3/25/2011	125,789,781
23	10/25/2008	525,117,982	53	4/25/2011	122,519,513
24	11/25/2008	471,299,908	54	5/25/2011	119,335,381
25	12/25/2008	431,047,923	55	6/25/2011	116,235,053
26	1/25/2009	409,191,653	56	7/25/2011	113,171,742
27	2/25/2009	394,586,317	57	8/25/2011	110,127,751
28	3/25/2009	381,058,176	58	9/25/2011	106,369,245
29	4/25/2009	368,990,422	59	10/25/2011	100,425,072
30	5/25/2009	357,389,898	60	11/25/2011	96,339,905

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

TRIGGER EVENTS
Trigger Event:

A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is equal to or greater than the applicable percentages of the Credit Enhancement Percentage as set forth below for the most senior class of Class A, Class M and Class B Certificates then outstanding

	Class	Percentage
	Class A Certificates	40.80%
	Class M-1 Certificates	48.90%
	Class M-2 Certificates	60.15%
	Class M-3 Certificates	70.15%
	Class M-4 Certificates	82.00%
	Class M-5 Certificates	98.15%
	Class M-6 Certificates	120.25%
	Class M-7 Certificates	149.50%
	Class M-8 Certificates	177.70%
	Class M-9 Certificates	213.25%
	Class B Certificates	290.80%

or (ii) if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related collection period (reduced by the aggregate amount of subsequent recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the amount in the Pre-Funding Accounts as of the Closing Date:

	Distribution Dates	Percentage
	December 2008 – November 2009	1.45% for the first month, plus an additional 1/12th of 1.70% for each month thereafter,
	December 2009 – November 2010	3.15% for the first month, plus an additional 1/12th of 1.85% for each month thereafter,
	December 2010 – November 2011	5.00% for the first month, plus an additional 1/12th of 1.45% for each month thereafter,
	December 2011 – November 2012	6.45% for the first month, plus an additional 1/12th of 0.85% for each month thereafter,
	December 2012 and after	7.30%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

INTEREST DISTRIBUTIONS*
On each Distribution Date, Interest Remittance Amount will be distributed in the following order of priority to the extent available:
first, to the Credit Risk Manager, the Credit Risk Manager Fee;
second, concurrently, as follows:
(i) from the Group 1 Interest Remittance Amount, to the holders of the Class A-1 Certificates, the Accrued Certificate Interest for such Distribution Date;
(ii) concurrently, from the Group 2 Interest Remittance Amount, to the holders of the Class A-2 Certificates, pro rata, the Accrued Certificate Interest for such Distribution Date;
third, concurrently, as follows:
(i) from the Group 1 Interest Remittance Amount, to the holders of the Class A-1 Certificates, the Interest Carry Forward Amount for such Distribution Date;
(ii) concurrently, from the Group 2 Interest Remittance Amount, to the holders of the Class A-2 Certificates, pro rata, the Interest Carry Forward Amount for such Distribution Date;
fourth, concurrently, as follows:
(i)

if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates’ Accrued Certificate Interest for such Distribution Date in priority second above, from the remaining Group 2 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date;

(ii)

if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates’ Accrued Certificate Interest for such Distribution Date in priority second above, from the remaining Group 1 Interest Remittance Amount, concurrently, to the Class A-2 Certificates, pro rata, to cover such shortfall for such Distribution Date;

fifth, concurrently, as follows:
(i)

if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates’ Interest Carry Forward Amount for such Distribution Date in priority third above, from the remaining Group 2 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date;

(ii)

if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates’ Interest Carry Forward Amount for such Distribution Date in priority third above, from the remaining Group 1 Interest Remittance Amount, concurrently, to the Class A-2 Certificates, pro rata, to cover such shortfall for such Distribution Date; and

sixth, to the Class M-1 Certificates, the Accrued Certificate Interest for such Distribution Date;
seventh, to the Class M-2 Certificates, the Accrued Certificate Interest for such Distribution Date;
eighth, to the Class M-3 Certificates, the Accrued Certificate Interest for such Distribution Date;
ninth, to the Class M-4 Certificates, the Accrued Certificate Interest for such Distribution Date;
tenth, to the Class M-5 Certificates, the Accrued Certificate Interest for such Distribution Date;
eleventh, to the Class M-6 Certificates, the Accrued Certificate Interest for such Distribution Date;

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

INTEREST DISTRIBUTIONS (Continued)*
twelfth, to the Class M-7 Certificates, the Accrued Certificate Interest for such Distribution Date;
thirteenth, to the Class M-8 Certificates, the Accrued Certificate Interest for such Distribution Date;
fourteenth, to the Class M-9 Certificates, the Accrued Certificate Interest for such Distribution Date;
fifteenth, to the Class B Certificates, the Accrued Certificate Interest for such Distribution Date; and
sixteenth, any remainder as described under “Monthly Excess Cashflow Amount”.

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

PRINCIPAL DISTRIBUTIONS*
1.

On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

first, concurrently, as follows:
(i) the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;
(ii) the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates as described below, until the certificate principal balances thereof have been reduced to zero;
second, concurrently, as follows:
(i)

the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above;

(ii)

the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above; and

third, to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;
fourth, to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;
fifth, to the Class M-3 Certificates until the certificate principal balance thereof is reduced to zero;
sixth, to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;
seventh, to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;
eighth, to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;
ninth, to the Class M-7 Certificates until the certificate principal balance thereof is reduced to zero;
tenth, to the Class M-8 Certificates until the certificate principal balance thereof is reduced to zero;
eleventh, to the Class M-9 Certificates until the certificate principal balance thereof is reduced to zero;
twelfth, to the Class B Certificates until the certificate principal balance thereof is reduced to zero; and
thirteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under “Monthly Excess Cashflow Amount”.

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

21

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

PRINCIPAL DISTRIBUTIONS (Continued)*
1.

On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

first, concurrently, as follows:
(i) the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;
(ii) the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates as described below, until the certificate principal balances thereof have been reduced to zero; and
second, concurrently, as follows:
(i)

the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above;

(ii)

the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) above; and

third, sequentially, to the Class M-1, Class M-2 and Class M-3 Certificates, in that order, up to the Sequential Mezzanine Principal Distribution Amount until the certificate principal balance of each such class thereof is reduced to zero;

fourth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
fifth, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
sixth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
seventh, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
eighth, the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
ninth, to the Class M-9 Certificates, up to the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;
tenth, to the Class B Certificates, up to the Class B Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and
eleventh, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under “Monthly Excess Cashflow Amount”.

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

22

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

PRINCIPAL DISTRIBUTIONS (Continued)*

With respect to the Class A-2 Certificates, as long as all of the Class M and Class B Certificates and the Overcollateralization Amount have not been reduced to zero, all principal distributions to the Class A-2 Certificates will be paid first, to the Class A-2A Certificates until the certificate principal balance of the Class A-2A Certificates is reduced to zero; second, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero; third, to the Class A-2C Certificates until the certificate principal balance of the Class A-2C Certificates is reduced to zero; and fourth, to the Class A-2D Certificates until the certificate principal balance of the Class A-2D Certificates is reduced to zero.

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

23

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS*
On each Distribution Date, any Monthly Excess Cashflow Amounts (reduced by any amounts paid as part of the Principal Distribution Amount) shall be paid as follows:
(i)	to the Class A Certificates, pro rata, any remaining Accrued Certificate Interest for such classes for that Distribution Date;
(ii)	to the Class A Certificates, pro rata, any Interest Carry Forward Amounts for such classes for that Distribution Date;
(iii)	to the Class M-1 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(iv)	to the Class M-1 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(v)	to the Class M-1 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;
(vi)	to the Class M-2 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(vii)	to the Class M-2 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(viii)	to the Class M-2 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;
(ix)	to the Class M-3 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(x)	to the Class M-3 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xi)	to the Class M-3 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;
(xii)	to the Class M-4 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xiii)	to the Class M-4 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xiv)	to the Class M-4 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;
(xv)	to the Class M-5 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xvi)	to the Class M-5 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xvii)	to the Class M-5 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

24

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS (Continued)*
On each Distribution Date, any Monthly Excess Cashflow Amounts (reduced by any amounts paid as part of the Principal Distribution Amount) shall be paid as follows:
(xix)	to the Class M-6 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xx)	to the Class M-6 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxi)	to the Class M-6 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxii)	to the Class M-7 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xxiii)	to the Class M-7 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxiv)	to the Class M-7 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxv)	to the Class M-8 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xxvi)	to the Class M-8 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxvii)	to the Class M-8 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxviii)	to the Class M-9 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xxix)	to the Class M-9 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxx)	to the Class M-9 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxxi)	to the Class B Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;
(xxxii)	to the Class B Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;
(xxxiii)	to the Class B Certificates, any related Realized Loss Amortization Amount for that Distribution Date;
(xxxiv)

first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, any Cap Carryover Amount for each such class;

(xxxv)	to the Supplemental Interest Trust to fund any Swap Termination Payment due to the Swap Provider resulting from a Swap Provider Trigger Event; and
(xxxvi)	any remaining amounts as specified in the pooling and servicing agreement.

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

25

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

SWAP PAYMENT DISTRIBUTION*
On each Distribution Date, following the distribution of the Monthly Excess Cashflow Amount, payments from the Swap Account of the Supplemental Interest Trust shall be distributed as follows:
(i)	to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;
(ii)	to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement;
(iii)

concurrently, to each class of the Class A Certificates, the related Accrued Certificate Interest and Interest Carry Forward Amount remaining undistributed after the distributions of the Interest Remittance Amount and Monthly Excess Cashflow Amount, on a pro rata basis based on such respective remaining Accrued Certificate Interest and Interest Carry Forward Amount;

(iv)

sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in that order, the related Accrued Certificate Interest and Interest Carry Forward Amount, to the extent remaining undistributed after the distributions of the Interest Remittance Amount and the Monthly Excess Cashflow Amount;

(v)

to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Targeted Overcollateralization Amount after taking into account distributions made from the Monthly Excess Cashflow Amount;

(vi)

concurrently, to each class of Class A Certificates, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Monthly Excess Cashflow Amount, on a pro rata basis based on such respective Cap Carryover Amounts remaining;

(vii)

sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in that order, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Monthly Excess Cashflow Amount;

(viii)

sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, to the extent of any remaining related Unpaid Realized Loss Amount for such class;

(ix)	to the Swap Provider, any Swap Termination Payment owed to the Swap Provider due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement; and
(x)	to the Class CE Certificates, any remaining amounts.

*	Capitalized terms used but not defined herein shall be defined in subsequent offering materials.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

26

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

BOND SUMMARY* To Maturity
FRM PPC / ARM PPC	0%|0%	50%|50%	75%|75%	100%|100%	125%|125%	150%|150%	175%|175%
Class A-2A (To Maturity)
Average Life (yrs.)	15.89	1.70	1.24	1.00	0.83	0.72	0.63
First Principal Date	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006
Last Principal Date	9/25/2030	3/25/2010	2/25/2009	10/25/2008	6/25/2008	3/25/2008	1/25/2008
Principal Windows (mos.)	1 to 286	1 to 40	1 to 27	1 to 23	1 to 19	1 to 16	1 to 14

Class A-2B (To Maturity)
Average Life (yrs.)	24.99	3.84	2.57	2.00	1.72	1.45	1.25
First Principal Date	9/25/2030	3/25/2010	2/25/2009	10/25/2008	6/25/2008	3/25/2008	1/25/2008
Last Principal Date	3/25/2033	6/25/2011	11/25/2009	2/25/2009	10/25/2008	7/25/2008	4/25/2008
Principal Windows (mos.)	286 to 316	40 to 55	27 to 36	23 to 27	19 to 23	16 to 20	14 to 17

Class A-2C (To Maturity)
Average Life (yrs.)	28.50	6.75	4.47	3.00	2.16	1.87	1.68
First Principal Date	3/25/2033	6/25/2011	11/25/2009	2/25/2009	10/25/2008	7/25/2008	4/25/2008
Last Principal Date	9/25/2036	9/25/2016	5/25/2013	8/25/2011	7/25/2009	12/25/2008	11/25/2008
Principal Windows (mos.)	316 to 358	55 to 118	36 to 78	27 to 57	23 to 32	20 to 25	17 to 24

Class A-2D (To Maturity)
Average Life (yrs.)	29.85	14.76	10.07	7.43	5.01	2.34	2.09
First Principal Date	9/25/2036	9/25/2016	5/25/2013	8/25/2011	7/25/2009	12/25/2008	11/25/2008
Last Principal Date	11/25/2036	10/25/2033	10/25/2026	11/25/2021	12/25/2018	8/25/2009	4/25/2009
Principal Windows (mos.)	358 to 360	118 to 323	78 to 239	57 to 180	32 to 145	25 to 33	24 to 29

Class M-1 (To Maturity)
Average Life (yrs.)	27.59	5.53	3.69	3.52	3.96	4.13	3.27
First Principal Date	9/25/2032	2/25/2011	12/25/2009	4/25/2010	8/25/2010	8/25/2009	4/25/2009
Last Principal Date	2/25/2036	1/25/2014	8/25/2011	8/25/2010	3/25/2011	8/25/2011	10/25/2010
Principal Windows (mos.)	310 to 351	51 to 86	37 to 57	41 to 45	45 to 52	33 to 57	29 to 47

Class M-2 (To Maturity)
Average Life (yrs.)	29.70	9.35	6.19	4.55	4.59	5.41	4.50
First Principal Date	2/25/2036	1/25/2014	8/25/2011	8/25/2010	3/25/2011	8/25/2011	10/25/2010
Last Principal Date	9/25/2036	5/25/2019	3/25/2015	12/25/2012	11/25/2011	5/25/2013	4/25/2012
Principal Windows (mos.)	351 to 358	86 to 150	57 to 100	45 to 73	52 to 60	57 to 78	47 to 65

Class M-3 (To Maturity)
Average Life (yrs.)	29.87	16.79	11.51	8.50	6.59	7.67	6.36
First Principal Date	9/25/2036	5/25/2019	3/25/2015	12/25/2012	11/25/2011	5/25/2013	4/25/2012
Last Principal Date	11/25/2036	5/25/2030	6/25/2023	5/25/2019	8/25/2016	8/25/2016	12/25/2014
Principal Windows (mos.)	358 to 360	150 to 282	100 to 199	73 to 150	60 to 117	78 to 117	65 to 97

*	Prepayment rate is capped at 90%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

27

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

BOND SUMMARY* To Maturity
FRM PPC / ARM PPC	0%|0%	50%|50%	75%|75%	100%|100%	125%|125%	150%|150%	175%|175%
Class M-4 (To Maturity)
Average Life (yrs.)	28.90	9.49	6.39	4.92	4.33	3.99	3.45
First Principal Date	9/25/2032	2/25/2011	12/25/2009	3/25/2010	6/25/2010	6/25/2010	1/25/2010
Last Principal Date	11/25/2036	10/25/2027	6/25/2021	10/25/2017	4/25/2015	8/25/2013	6/25/2012
Principal Windows (mos.)	310 to 360	51 to 251	37 to 175	40 to 131	43 to 101	43 to 81	38 to 67

Class M-5 (To Maturity)
Average Life (yrs.)	28.90	9.45	6.35	4.87	4.23	3.81	3.28
First Principal Date	9/25/2032	2/25/2011	12/25/2009	2/25/2010	5/25/2010	4/25/2010	11/25/2009
Last Principal Date	11/25/2036	1/25/2027	1/25/2021	4/25/2017	12/25/2014	4/25/2013	3/25/2012
Principal Windows (mos.)	310 to 360	51 to 242	37 to 170	39 to 125	42 to 97	41 to 77	36 to 64

Class M-6 (To Maturity)
Average Life (yrs.)	28.90	9.39	6.31	4.82	4.14	3.66	3.15
First Principal Date	9/25/2032	2/25/2011	12/25/2009	2/25/2010	4/25/2010	2/25/2010	9/25/2009
Last Principal Date	11/25/2036	2/25/2026	4/25/2020	10/25/2016	7/25/2014	12/25/2012	12/25/2011
Principal Windows (mos.)	310 to 360	51 to 231	37 to 161	39 to 119	41 to 92	39 to 73	34 to 61

Class M-7 (To Maturity)
Average Life (yrs.)	28.90	9.31	6.25	4.75	4.05	3.54	3.04
First Principal Date	9/25/2032	2/25/2011	12/25/2009	1/25/2010	3/25/2010	1/25/2010	8/25/2009
Last Principal Date	11/25/2036	2/25/2025	7/25/2019	3/25/2016	1/25/2014	7/25/2012	8/25/2011
Principal Windows (mos.)	310 to 360	51 to 219	37 to 152	38 to 112	40 to 86	38 to 68	33 to 57

Class M-8 (To Maturity)
Average Life (yrs.)	28.89	9.21	6.18	4.69	3.97	3.44	2.97
First Principal Date	9/25/2032	2/25/2011	12/25/2009	1/25/2010	2/25/2010	12/25/2009	7/25/2009
Last Principal Date	11/25/2036	12/25/2023	9/25/2018	7/25/2015	7/25/2013	3/25/2012	4/25/2011
Principal Windows (mos.)	310 to 360	51 to 205	37 to 142	38 to 104	39 to 80	37 to 64	32 to 53

Class M-9 (To Maturity)
Average Life (yrs.)	28.89	9.11	6.10	4.64	3.92	3.37	2.89
First Principal Date	9/25/2032	2/25/2011	12/25/2009	1/25/2010	2/25/2010	11/25/2009	7/25/2009
Last Principal Date	10/25/2036	1/25/2023	1/25/2018	1/25/2015	3/25/2013	11/25/2011	1/25/2011
Principal Windows (mos.)	310 to 359	51 to 194	37 to 134	38 to 98	39 to 76	36 to 60	32 to 50

*	Prepayment rate is capped at 90%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

28

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

BOND SUMMARY* To Call
FRM PPC / ARM PPC	0%|0%	50%|50%	75%|75%	100%|100%	125%|125%	150%|150%	175%|175%
Class A-2A (To Call)
Average Life (yrs.)	15.89	1.70	1.24	1.00	0.83	0.72	0.63
First Principal Date	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006	12/25/2006
Last Principal Date	9/25/2030	3/25/2010	2/25/2009	10/25/2008	6/25/2008	3/25/2008	1/25/2008
Principal Windows (mos.)	1 to 286	1 to 40	1 to 27	1 to 23	1 to 19	1 to 16	1 to 14

Class A-2B (To Call)
Average Life (yrs.)	24.99	3.84	2.57	2.00	1.72	1.45	1.25
First Principal Date	9/25/2030	3/25/2010	2/25/2009	10/25/2008	6/25/2008	3/25/2008	1/25/2008
Last Principal Date	3/25/2033	6/25/2011	11/25/2009	2/25/2009	10/25/2008	7/25/2008	4/25/2008
Principal Windows (mos.)	286 to 316	40 to 55	27 to 36	23 to 27	19 to 23	16 to 20	14 to 17

Class A-2C (To Call)
Average Life (yrs.)	28.50	6.75	4.47	3.00	2.16	1.87	1.68
First Principal Date	3/25/2033	6/25/2011	11/25/2009	2/25/2009	10/25/2008	7/25/2008	4/25/2008
Last Principal Date	9/25/2036	9/25/2016	5/25/2013	8/25/2011	7/25/2009	12/25/2008	11/25/2008
Principal Windows (mos.)	316 to 358	55 to 118	36 to 78	27 to 57	23 to 32	20 to 25	17 to 24

Class A-2D (To Call)
Average Life (yrs.)	29.78	12.37	8.24	6.00	3.89	2.34	2.09
First Principal Date	9/25/2036	9/25/2016	5/25/2013	8/25/2011	7/25/2009	12/25/2008	11/25/2008
Last Principal Date	9/25/2036	3/25/2020	10/25/2015	5/25/2013	11/25/2011	8/25/2009	4/25/2009
Principal Windows (mos.)	358 to 358	118 to 160	78 to 107	57 to 78	32 to 60	25 to 33	24 to 29

Class M-1 (To Call)
Average Life (yrs.)	27.59	5.53	3.69	3.52	3.96	3.81	3.04
First Principal Date	9/25/2032	2/25/2011	12/25/2009	4/25/2010	8/25/2010	8/25/2009	4/25/2009
Last Principal Date	2/25/2036	1/25/2014	8/25/2011	8/25/2010	3/25/2011	10/25/2010	3/25/2010
Principal Windows (mos.)	310 to 351	51 to 86	37 to 57	41 to 45	45 to 52	33 to 47	29 to 40

Class M-2 (To Call)
Average Life (yrs.)	29.70	9.35	6.19	4.55	4.59	3.86	3.28
First Principal Date	2/25/2036	1/25/2014	8/25/2011	8/25/2010	3/25/2011	10/25/2010	3/25/2010
Last Principal Date	9/25/2036	5/25/2019	3/25/2015	12/25/2012	11/25/2011	10/25/2010	3/25/2010
Principal Windows (mos.)	351 to 358	86 to 150	57 to 100	45 to 73	52 to 60	47 to 47	40 to 40

Class M-3 (To Call)
Average Life (yrs.)	29.78	13.22	8.82	6.42	4.95	3.86	3.28
First Principal Date	9/25/2036	5/25/2019	3/25/2015	12/25/2012	11/25/2011	10/25/2010	3/25/2010
Last Principal Date	9/25/2036	3/25/2020	10/25/2015	5/25/2013	11/25/2011	10/25/2010	3/25/2010
Principal Windows (mos.)	358 to 358	150 to 160	100 to 107	73 to 78	60 to 60	47 to 47	40 to 40

*	Prepayment rate is capped at 90%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

29

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

BOND SUMMARY* To Call
FRM PPC / ARM PPC	0%|0%	50%|50%	75%|75%	100%|100%	125%|125%	150%|150%	175%|175%
Class M-4 (To Call)
Average Life (yrs.)	28.88	8.73	5.81	4.48	3.99	3.71	3.23
First Principal Date	9/25/2032	2/25/2011	12/25/2009	3/25/2010	6/25/2010	6/25/2010	1/25/2010
Last Principal Date	9/25/2036	3/25/2020	10/25/2015	5/25/2013	11/25/2011	10/25/2010	3/25/2010
Principal Windows (mos.)	310 to 358	51 to 160	37 to 107	40 to 78	43 to 60	43 to 47	38 to 40

Class M-5 (To Call)
Average Life (yrs.)	28.88	8.73	5.81	4.46	3.91	3.54	3.08
First Principal Date	9/25/2032	2/25/2011	12/25/2009	2/25/2010	5/25/2010	4/25/2010	11/25/2009
Last Principal Date	9/25/2036	3/25/2020	10/25/2015	5/25/2013	11/25/2011	10/25/2010	3/25/2010
Principal Windows (mos.)	310 to 358	51 to 160	37 to 107	39 to 78	42 to 60	41 to 47	36 to 40

Class M-6 (To Call)
Average Life (yrs.)	28.88	8.73	5.81	4.44	3.84	3.42	2.96
First Principal Date	9/25/2032	2/25/2011	12/25/2009	2/25/2010	4/25/2010	2/25/2010	9/25/2009
Last Principal Date	9/25/2036	3/25/2020	10/25/2015	5/25/2013	11/25/2011	10/25/2010	3/25/2010
Principal Windows (mos.)	310 to 358	51 to 160	37 to 107	39 to 78	41 to 60	39 to 47	34 to 40

Class M-7 (To Call)
Average Life (yrs.)	28.88	8.73	5.81	4.42	3.79	3.33	2.88
First Principal Date	9/25/2032	2/25/2011	12/25/2009	1/25/2010	3/25/2010	1/25/2010	8/25/2009
Last Principal Date	9/25/2036	3/25/2020	10/25/2015	5/25/2013	11/25/2011	10/25/2010	3/25/2010
Principal Windows (mos.)	310 to 358	51 to 160	37 to 107	38 to 78	40 to 60	38 to 47	33 to 40

Class M-8 (To Call)
Average Life (yrs.)	28.88	8.73	5.81	4.41	3.75	3.26	2.83
First Principal Date	9/25/2032	2/25/2011	12/25/2009	1/25/2010	2/25/2010	12/25/2009	7/25/2009
Last Principal Date	9/25/2036	3/25/2020	10/25/2015	5/25/2013	11/25/2011	10/25/2010	3/25/2010
Principal Windows (mos.)	310 to 358	51 to 160	37 to 107	38 to 78	39 to 60	37 to 47	32 to 40

Class M-9 (To Call)
Average Life (yrs.)	28.88	8.73	5.81	4.41	3.74	3.22	2.78
First Principal Date	9/25/2032	2/25/2011	12/25/2009	1/25/2010	2/25/2010	11/25/2009	7/25/2009
Last Principal Date	9/25/2036	3/25/2020	10/25/2015	5/25/2013	11/25/2011	10/25/2010	3/25/2010
Principal Windows (mos.)	310 to 358	51 to 160	37 to 107	38 to 78	39 to 60	36 to 47	32 to 40

*	Prepayment rate is capped at 90%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

30

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

GROUP 2 CAP SCHEDULE Class A-2 Certificates
Period	Pay Date	Group 2 Cap(1)	Group 2 Cap(2)	Effective Group 2 Cap(2)(3)	Period	Pay Date	Group 2 Cap(1)	Group 2 Cap(2)	Effective Group 2 Cap(2)(3)
1	12/25/2006	21.89%	21.89%	36.89%	40	3/25/2010	10.07%	11.09%	16.52%
2	1/25/2007	7.76%	7.76%	22.91%	41	4/25/2010	9.18%	10.38%	16.02%
3	2/25/2007	7.69%	7.69%	22.83%	42	5/25/2010	9.48%	10.79%	16.40%
4	3/25/2007	8.48%	8.52%	23.12%	43	6/25/2010	9.19%	10.52%	16.21%
5	4/25/2007	7.69%	7.69%	22.79%	44	7/25/2010	9.49%	10.86%	16.52%
6	5/25/2007	7.95%	7.95%	22.86%	45	8/25/2010	9.18%	10.50%	16.24%
7	6/25/2007	7.69%	7.69%	22.73%	46	9/25/2010	9.18%	10.60%	16.37%
8	7/25/2007	7.95%	7.95%	22.79%	47	10/25/2010	9.48%	11.23%	16.97%
9	8/25/2007	7.69%	7.69%	22.65%	48	11/25/2010	9.16%	10.87%	16.70%
10	9/25/2007	7.69%	7.69%	22.61%	49	12/25/2010	9.47%	11.28%	17.07%
11	10/25/2007	7.95%	7.95%	22.65%	50	1/25/2011	9.15%	10.90%	16.78%
12	11/25/2007	7.69%	7.69%	22.50%	51	2/25/2011	9.15%	10.89%	16.79%
13	12/25/2007	7.95%	7.95%	22.56%	52	3/25/2011	10.11%	12.10%	17.82%
14	1/25/2008	7.69%	7.69%	22.41%	53	4/25/2011	9.14%	11.08%	17.03%
15	2/25/2008	7.69%	7.69%	22.36%	54	5/25/2011	9.44%	11.44%	17.35%
16	3/25/2008	8.23%	8.23%	22.52%	55	6/25/2011	9.12%	11.09%	17.09%
17	4/25/2008	7.70%	7.70%	22.27%	56	7/25/2011	9.42%	11.45%	17.40%
18	5/25/2008	7.95%	7.95%	22.32%	57	8/25/2011	9.11%	11.06%	17.10%
19	6/25/2008	7.70%	7.70%	22.16%	58	9/25/2011	9.11%	11.08%	17.10%
20	7/25/2008	7.96%	7.96%	22.17%	59	10/25/2011	9.43%	11.55%	17.34%
21	8/25/2008	7.72%	7.72%	21.89%	60	11/25/2011	9.15%	11.19%	16.98%
22	9/25/2008	7.87%	7.87%	20.05%	61	12/25/2011	9.47%	11.60%	11.60%
23	10/25/2008	8.50%	8.51%	17.67%	62	1/25/2012	9.16%	11.20%	11.20%
24	11/25/2008	8.41%	8.43%	17.18%	63	2/25/2012	9.15%	11.19%	11.19%
25	12/25/2008	8.90%	8.93%	17.29%	64	3/25/2012	9.78%	11.94%	11.94%
26	1/25/2009	8.60%	8.63%	17.11%	65	4/25/2012	9.15%	11.17%	11.17%
27	2/25/2009	8.60%	8.63%	17.13%	66	5/25/2012	9.46%	11.54%	11.54%
28	3/25/2009	9.55%	9.66%	17.88%	67	6/25/2012	9.15%	11.16%	11.16%
29	4/25/2009	8.73%	8.96%	17.46%	68	7/25/2012	9.45%	11.51%	11.51%
30	5/25/2009	9.06%	9.34%	17.75%	69	8/25/2012	9.14%	11.12%	11.12%
31	6/25/2009	8.78%	9.10%	17.60%	70	9/25/2012	9.13%	11.10%	11.10%
32	7/25/2009	9.07%	9.40%	17.80%	71	10/25/2012	9.43%	11.47%	11.47%
33	8/25/2009	8.77%	9.10%	17.48%	72	11/25/2012	9.12%	11.10%	11.10%
34	9/25/2009	8.83%	9.26%	17.17%	73	12/25/2012	9.42%	11.46%	11.46%
35	10/25/2009	9.33%	10.01%	15.46%	74	1/25/2013	9.11%	11.07%	11.07%
36	11/25/2009	9.03%	9.76%	15.29%	75	2/25/2013	9.10%	11.05%	11.05%
37	12/25/2009	9.39%	10.22%	15.70%	76	3/25/2013	10.07%	12.22%	12.22%
38	1/25/2010	9.08%	9.88%	15.45%	77	4/25/2013	9.09%	11.03%	11.03%
39	2/25/2010	9.08%	9.88%	15.47%	78	5/25/2013	9.38%	11.39%	11.39%

(1)	Assumes 1-month LIBOR at 5.32% and 6-month LIBOR at 5.37% and is run at the pricing speed to call.
(2)	Assumes the 1-month and 6-month LIBOR are instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.
(3)	Assumes the payments are received from the Interest Rate Swap Agreement.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

31

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

POOL CAP SCHEDULE Class M and Class B Certificates
Period	Pay Date	Pool Cap(1)	Pool Cap(2)	Effective Pool Cap(2)(3)	Period	Pay Date	Pool Cap(1)	Pool Cap(2)	Effective Pool Cap(2)(3)
1	12/25/2006	21.89%	21.89%	36.89%	40	3/25/2010	10.00%	10.99%	16.42%
2	1/25/2007	7.77%	7.77%	22.92%	41	4/25/2010	9.15%	10.39%	16.03%
3	2/25/2007	7.71%	7.71%	22.85%	42	5/25/2010	9.45%	10.79%	16.40%
4	3/25/2007	8.50%	8.54%	23.14%	43	6/25/2010	9.15%	10.49%	16.19%
5	4/25/2007	7.71%	7.71%	22.81%	44	7/25/2010	9.45%	10.83%	16.49%
6	5/25/2007	7.97%	7.97%	22.88%	45	8/25/2010	9.14%	10.47%	16.22%
7	6/25/2007	7.71%	7.71%	22.75%	46	9/25/2010	9.14%	10.56%	16.33%
8	7/25/2007	7.97%	7.97%	22.81%	47	10/25/2010	9.43%	11.28%	17.01%
9	8/25/2007	7.71%	7.71%	22.67%	48	11/25/2010	9.12%	10.91%	16.74%
10	9/25/2007	7.72%	7.72%	22.63%	49	12/25/2010	9.42%	11.31%	17.09%
11	10/25/2007	7.97%	7.97%	22.67%	50	1/25/2011	9.11%	10.93%	16.80%
12	11/25/2007	7.71%	7.71%	22.52%	51	2/25/2011	9.11%	10.91%	16.81%
13	12/25/2007	7.97%	7.97%	22.58%	52	3/25/2011	10.06%	12.11%	17.84%
14	1/25/2008	7.71%	7.71%	22.43%	53	4/25/2011	9.10%	11.14%	17.09%
15	2/25/2008	7.71%	7.71%	22.38%	54	5/25/2011	9.39%	11.50%	17.41%
16	3/25/2008	8.25%	8.25%	22.54%	55	6/25/2011	9.08%	11.14%	17.14%
17	4/25/2008	7.71%	7.71%	22.28%	56	7/25/2011	9.38%	11.50%	17.45%
18	5/25/2008	7.97%	7.97%	22.34%	57	8/25/2011	9.07%	11.11%	17.15%
19	6/25/2008	7.72%	7.72%	22.18%	58	9/25/2011	9.07%	11.12%	17.14%
20	7/25/2008	7.97%	7.97%	22.19%	59	10/25/2011	9.39%	11.63%	17.42%
21	8/25/2008	7.73%	7.73%	21.91%	60	11/25/2011	9.10%	11.26%	17.05%
22	9/25/2008	7.86%	7.86%	20.04%	61	12/25/2011	9.42%	11.66%	11.66%
23	10/25/2008	8.50%	8.51%	17.67%	62	1/25/2012	9.11%	11.26%	11.26%
24	11/25/2008	8.39%	8.41%	17.16%	63	2/25/2012	9.10%	11.24%	11.24%
25	12/25/2008	8.82%	8.85%	17.22%	64	3/25/2012	9.72%	12.00%	12.00%
26	1/25/2009	8.53%	8.56%	17.04%	65	4/25/2012	9.10%	11.23%	11.23%
27	2/25/2009	8.52%	8.55%	17.06%	66	5/25/2012	9.40%	11.59%	11.59%
28	3/25/2009	9.46%	9.56%	17.78%	67	6/25/2012	9.09%	11.21%	11.21%
29	4/25/2009	8.67%	8.91%	17.41%	68	7/25/2012	9.39%	11.56%	11.56%
30	5/25/2009	8.99%	9.28%	17.68%	69	8/25/2012	9.08%	11.17%	11.17%
31	6/25/2009	8.70%	9.02%	17.52%	70	9/25/2012	9.07%	11.15%	11.15%
32	7/25/2009	8.98%	9.32%	17.71%	71	10/25/2012	9.37%	11.52%	11.52%
33	8/25/2009	8.69%	9.02%	17.39%	72	11/25/2012	9.06%	11.14%	11.14%
34	9/25/2009	8.74%	9.15%	17.06%	73	12/25/2012	9.36%	11.50%	11.50%
35	10/25/2009	9.29%	9.99%	15.44%	74	1/25/2013	9.05%	11.11%	11.11%
36	11/25/2009	8.99%	9.73%	15.26%	75	2/25/2013	9.04%	11.09%	11.09%
37	12/25/2009	9.33%	10.15%	15.63%	76	3/25/2013	10.00%	12.26%	12.26%
38	1/25/2010	9.03%	9.82%	15.38%	77	4/25/2013	9.03%	11.07%	11.07%
39	2/25/2010	9.02%	9.81%	15.40%	78	5/25/2013	9.32%	11.43%	11.43%

(1)	Assumes 1-month LIBOR at 5.32% and 6-month LIBOR at 5.37% and is run at the pricing speed to call.
(2)	Assumes the 1-month and 6-month LIBOR are instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.
(3)	Assumes the payments are received from the Interest Rate Swap Agreement.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

32

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

Breakeven Losses
	Static LIBOR		Forward LIBOR
Class	CDR (%)	Cum Loss (%)	CDR (%)	Cum Loss (%)
Class M-1	27.5%	20.44%	27.4%	20.39%
Class M-2	22.2%	17.79%	22.2%	17.79%
Class M-3	19.2%	16.11%	19.3%	16.17%
Class M-4	16.8%	14.64%	16.9%	14.71%
Class M-5	14.7%	13.27%	14.8%	13.33%
Class M-6	12.8%	11.94%	12.9%	12.01%
Class M-7	11.2%	10.74%	11.3%	10.82%
Class M-8	10.1%	9.89%	10.2%	9.96%
Class M-9	9.2%	9.16%	9.3%	9.24%

Assumptions:

• Run at the Pricing Speed
• 40% loss severity
• 12 month lag from default to loss
• Run to maturity
• Triggers fail (i.e., no Stepdown)
• “Break” is first dollar of principal loss
• Defaults are in addition to prepayments
• Advancing Principal and Interest

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

33

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 $1,081,421,000 (approximate)

Excess Spread
	Static	Forward	Forward	Forward		Static	Forward	Forward	Forward
Period	XS Spread (bps)	XS Spread (bps)	1m LIBOR	6m LIBOR	Period	XS Spread (bps)	XS Spread (bps)	1m LIBOR	6m LIBOR
1	442	442	5.3200%	5.3700%	40	432	437	4.8356%	4.8772%
2	179	180	5.3749%	5.3429%	41	410	411	4.8333%	4.8745%
3	285	285	5.3430%	5.2985%	42	421	421	4.8302%	4.8706%
4	293	293	5.2953%	5.2523%	43	411	411	4.8263%	4.8682%
5	292	292	5.2756%	5.2089%	44	421	421	4.8228%	4.8800%
6	292	292	5.2490%	5.1527%	45	410	411	4.8199%	4.8954%
7	292	292	5.1622%	5.0928%	46	409	411	4.8159%	4.9089%
8	292	292	5.1200%	5.0531%	47	420	422	4.8122%	4.9218%
9	292	291	5.0753%	5.0146%	48	408	412	4.8089%	4.9386%
10	292	291	5.0319%	4.9787%	49	419	417	4.9037%	4.9534%
11	292	291	4.9464%	4.9412%	50	407	406	4.9043%	4.9527%
12	291	291	4.8887%	4.9164%	51	407	406	4.9030%	4.9519%
13	292	291	4.9305%	4.8933%	52	439	436	4.9015%	4.9508%
14	291	291	4.8945%	4.8571%	53	405	406	4.9028%	4.9510%
15	291	291	4.8610%	4.8241%	54	416	416	4.9007%	4.9496%
16	293	293	4.8257%	4.7889%	55	404	405	4.9002%	4.9495%
17	291	291	4.7907%	4.7535%	56	414	414	4.8990%	4.9656%
18	292	292	4.7585%	4.7215%	57	403	404	4.8984%	4.9843%
19	291	291	4.7248%	4.6877%	58	402	404	4.8973%	5.0017%
20	292	293	4.6901%	4.7014%	59	414	418	4.8965%	5.0191%
21	292	293	4.6584%	4.7222%	60	405	410	4.9052%	5.0393%
22	299	309	4.6250%	4.7480%	61	405	417	5.0009%	5.0570%
23	334	357	4.5922%	4.7747%	62	386	399	5.0030%	5.0584%
24	343	368	4.5598%	4.8067%	63	386	398	5.0038%	5.0590%
25	365	378	4.8229%	4.8464%	64	421	432	5.0042%	5.0599%
26	357	371	4.8136%	4.8368%	65	385	399	5.0062%	5.0620%
27	357	372	4.8033%	4.8261%	66	403	416	5.0064%	5.0616%
28	385	395	4.7920%	4.8155%	67	385	399	5.0075%	5.0629%
29	374	376	4.7832%	4.8064%	68	402	415	5.0082%	5.0676%
30	384	385	4.7731%	4.7962%	69	383	398	5.0088%	5.0718%
31	377	377	4.7634%	4.7865%	70	383	397	5.0100%	5.0763%
32	385	385	4.7530%	4.7990%	71	400	414	5.0093%	5.0804%
33	377	378	4.7437%	4.8148%	72	381	396	5.0103%	5.0846%
34	381	385	4.7327%	4.8324%	73	399	413	5.0103%	5.0846%
35	410	423	4.7231%	4.8475%	74	380	395	5.0103%	5.0846%
36	400	415	4.7137%	4.8665%	75	380	395	5.0103%	5.0846%
37	416	422	4.8458%	4.8874%	76	433	445	5.0103%	5.0846%
38	393	401	4.8431%	4.8842%	77	378	394	5.0103%	5.0846%
39	396	404	4.8397%	4.8804%	78	395	410	5.0103%	5.0846%

Assumptions:

▪ Run to call

▪          Calculated, for the related period, as (a) net interest collections on the Mortgage Loans less the amount of interest accrued at the related Certificate Interest Rate and paid on the related Distribution Date on the Certificates plus swap payments received from the Swap Provider minus swap payments paid to the Swap Provider divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period and multiplied by (c) 120000.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

34

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a “when, as and if issued” basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the “Automatic Termination”). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Asset Backed Funding Corporation

Asset-Backed Certificates, Series 2006-HE1

Group 2 & Total Mortgage Loans

Collateral Annex

November 29, 2006

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

DISCLAIMER

The securities described in this terms sheet will not be registered under the Securities Act of 1933, but will be offered solely to “qualified institutional buyers” pursuant to Rule 144A thereunder. This terms sheet is being submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or part, nor may it be distributed or it contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser and such prospective investor’s legal, tax and financial advisors. The information contained herein has been prepared to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make full analysis of the transaction. The Initial Purchaser is not providing any advice regarding the legal, tax or financial consequences to any prospective investor of an investment in the securities described herein. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein is qualified in its entirety by information contained in the Private Placement Memorandum for this transaction. The securities described in this terms sheet are subject to significant risks, which are described under the heading “Risk Factors” in the Private Placement Memorandum. Prospective investors should carefully review the Private Placement Memorandum and consult their legal, tax and financial advisors regarding an investment in the securities. An offering may be made only through the delivery of the Private Placement Memorandum through the Initial Purchaser. The Initial Purchaser does not make any representation or warranty as to the accuracy of any of the information contained herein. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument.

IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

2

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

DESCRIPTION OF THE COLLATERAL GROUP 2 MORTGAGE LOANS SUMMARY

Summary	Total	Minimum	Maximum
Aggregate Principal Balance	$772,555,868.48
Number of Loans	4,602
Average Original Loan Balance	$168,048.91	$11,660.00	$1,059,750.00
Average Current Loan Balance	$167,873.94	$11,491.20	$1,058,526.12
(1) Weighted Average Combined Original LTV	81.03%	14.29%	100.00%
(1) Weighted Average Combined Original LTV with silent seconds	85.95%	14.29%	100.00%
(1) Weighted Average Gross Coupon	8.528%	5.520%	14.500%
(1) (2) Weighted Average Gross Margin	5.586%	2.000%	9.990%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)	29	10	120
(1) Weighted Average Remaining Term to Maturity (months)	347	112	360
(1) Weighted Average Credit Score	627	500	813
(1) Weighted Average DTI	41.73%	4.51%	60.00%
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
			Percent of Total Principal Balance

Product Type	Adjustable		72.23%
Fixed			27.77%
Fully Amortizing Mortgage Loans			43.04%
Interest Only Loans			15.69%
Balloon Loans			40.02%
Dual Amortization Loans			1.25%

Lien:	First		92.34%
Second			7.66%

Property Type	SFR		71.13%
PUD			13.42%
2-4 Family			7.49%
Condo			7.67%
Townhouse			0.29%

Geographic Distribution(Top 5 States)	California		28.98%
Florida			19.19%
Texas			9.23%
New York			4.74%
Illinois			4.10%

Number of States	49
Largest Zip Code Concentration	92704		0.54%
Loans with Prepayment Penalties			80.55%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

3

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in a column may not equal the total indicated due to rounding).

Mortgage Interest Rates

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

4

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Original Combined Loan-to-Value Ratio*

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

5

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Original Combined Loan-to-Value Ratio with silent seconds

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior or junior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

6

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Principal Balance as of the Cut-off date

Original Term to Maturity

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

7

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Remaining Term to Maturity

Credit Score*

*“Credit Scores” are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower’s credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. The Credit Score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table above were obtained at either the time of origination of the Mortgage Loan or more recently.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

8

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Property Type

Occupancy Status

Documentation

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

9

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Loan Purpose

Product Type

Product Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loans by Cut-off Date Principal Balance	Weighted Average Debt-to-Income Ratio (%)	Weighted Average Mortgage Interest Rate (%)	Weighted Average Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (months)	Weighted Average Loan Age (months)
10 YR FIXED	10	$638,973.55	0.08	35.17	7.983	636	63.88	120	3
10/20 6ML	1	61,928.40	0.01	49.00	8.750	559	84.93	360	2
10/20 6ML with 10 yr IO	6	1,643,000.00	0.21	39.81	6.730	680	66.58	360	1
10/20 6ML 30/40 Balloon	2	1,092,307.37	0.14	43.49	7.676	697	84.69	360	2
10/20 6ML 30/50 Balloon	1	582,400.00	0.08	51.00	5.525	710	80.00	360	0
15 YR FIXED	75	6,728,844.42	0.87	35.86	8.191	632	68.75	180	3
15/30 Balloon	624	37,642,510.32	4.87	41.03	11.209	678	99.28	180	4
20 YR FIXED	68	4,192,785.62	0.54	38.91	9.480	622	78.82	240	4
25 YR FIXED	1	61,300.70	0.01	29.55	7.875	588	75.00	300	3
2/28 6ML	702	118,882,716.78	15.39	41.04	8.741	603	78.42	360	2
2/28 6ML with 10 yr IO	5	2,160,590.25	0.28	40.48	7.484	722	83.77	360	1
2/28 6ML with 2 yr IO	2	587,434.00	0.08	47.50	6.612	717	80.00	360	14
2/28 6ML with 5 yr IO	128	43,758,762.17	5.66	41.71	7.719	666	82.31	360	2
2/28 6ML 10/40 Dual Am	20	8,425,163.08	1.09	44.94	7.834	646	85.03	360	4
2/28 6ML 30/40 Balloon	449	114,470,296.13	14.82	41.94	8.408	611	79.11	360	2
2/28 6ML 30/50 Balloon	105	29,808,215.15	3.86	44.39	8.197	621	79.12	360	0
30 YR FIXED	1,158	119,611,136.60	15.48	40.84	8.830	620	79.47	360	2
30 YR FIXED with 5 yr IO	44	10,349,194.30	1.34	40.63	7.112	670	74.70	360	3
30 YR FIXED 10/40 Dual Am	4	1,025,700.29	0.13	37.20	7.681	633	74.22	360	3
30/40 Balloon	168	31,770,652.35	4.11	42.97	7.886	632	75.17	360	3
30/50 Balloon	12	2,510,012.32	0.32	45.43	8.391	620	79.37	360	1
3/27 1ML	1	151,599.87	0.02	19.58	9.250	712	100.00	360	5
3/27 6ML	397	70,062,409.45	9.07	40.32	8.711	609	80.75	360	2
3/27 6ML with 10 yr IO	1	131,992.00	0.02	44.44	8.095	599	80.00	360	1
3/27 6ML with 3 yr IO	1	348,903.21	0.05	35.34	8.050	641	98.31	360	5
3/27 6ML with 5 yr IO	139	47,556,479.27	6.16	43.10	7.851	670	88.20	360	2
3/27 6ML 10/40 Dual Am	1	210,996.66	0.03	41.28	7.950	609	90.00	360	8
3/27 6ML 30/40 Balloon	322	77,905,714.88	10.08	42.79	8.550	614	82.20	360	2
3/27 6ML 30/50 Balloon	4	1,459,848.56	0.19	47.39	7.669	626	79.65	360	0
5/25 6ML	65	12,011,732.16	1.55	41.31	8.444	631	80.08	360	2
5/25 6ML with 10 yr IO	4	1,169,200.00	0.15	42.13	7.563	691	75.77	360	0
5/25 6ML with 5 yr IO	35	12,767,444.68	1.65	43.98	6.879	691	82.61	360	1
5/25 6ML with 7 yr IO	4	739,000.00	0.10	47.91	7.443	637	80.86	360	4
5/25 6ML 30/40 Balloon	30	7,848,126.29	1.02	43.98	7.881	652	74.79	360	2
5/25 6ML 30/50 Balloon	12	4,078,283.68	0.53	42.88	7.340	693	81.08	360	0
7/23 6ML	1	110,213.97	0.01	37.97	6.875	737	80.00	360	2
Total:	4,602	$772,555,868.48	100.00	41.73	8.528	627	81.03	349	2

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

10

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Duration of Interest Only Period

Lien Position

Prepayment Penalty Term

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

11

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Geographic Distribution (by City)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

12

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Geographic Distribution (by State)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

14

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Zip Code Distribution

Gross Margins – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

15

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Initial Periodic Rate Cap – (Adjustable Loans Only)

Periodic Rate Cap – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

16

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Maximum Interest Rates – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

17

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Minimum Interest Rates– (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

18

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Next Interest Adjustment Date – (Adjustable Loans Only)

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loans by Cut-off Date Principal Balance	Weighted Average Debt-to-Income Ratio (%)	Weighted Average Mortgage Interest Rate (%)	Weighted Average Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (months)	Weighted Average Loan Age (months)
September-2007	3	$692,909.51	0.12	44.32	6.839	697	80.50	360	14
October-2007	3	523,649.58	0.09	49.30	7.626	654	88.54	360	13
November-2007	4	475,512.74	0.09	45.78	8.116	632	86.34	360	12
December-2007	2	167,735.23	0.03	50.68	7.552	599	87.39	360	11
January-2008	1	100,938.16	0.02	44.75	8.620	641	80.00	360	10
February-2008	1	130,581.08	0.02	56.82	9.450	540	80.00	360	9
March-2008	4	860,657.78	0.15	40.21	8.859	624	84.71	360	8
April-2008	30	5,692,890.11	1.02	44.58	8.427	622	83.98	360	7
May-2008	24	4,287,004.31	0.77	39.81	8.461	619	86.96	360	6
June-2008	36	7,550,945.87	1.35	42.14	8.337	631	80.32	360	5
July-2008	58	14,643,655.30	2.62	42.79	8.588	637	83.20	360	4
August-2008	205	47,780,278.54	8.56	41.16	8.626	634	83.44	360	3
September-2008	545	130,298,494.97	23.35	42.28	8.364	614	77.82	360	2
October-2008	255	50,801,807.38	9.10	40.96	8.398	599	76.69	360	1
November-2008	240	54,086,117.00	9.69	41.84	8.221	625	80.16	360	0
March-2009	1	210,996.66	0.04	41.28	7.950	609	90.00	360	8
April-2009	5	706,650.48	0.13	37.05	9.806	590	91.80	360	7
May-2009	10	2,722,507.21	0.49	45.02	8.118	647	89.31	360	6
June-2009	16	4,155,380.48	0.74	40.28	8.778	636	86.42	360	5
July-2009	52	12,085,221.23	2.17	43.11	8.592	650	86.29	360	4
August-2009	171	39,081,573.79	7.00	41.68	8.836	637	90.94	360	3
September-2009	511	119,285,060.60	21.38	42.23	8.305	621	80.82	360	2
October-2009	91	17,448,791.45	3.13	40.04	8.232	612	77.43	360	1
November-2009	9	2,131,762.00	0.38	45.09	8.117	625	82.68	360	0
November-2010	1	115,348.41	0.02	37.12	9.950	513	80.00	360	12
April-2011	1	133,000.00	0.02	49.88	9.525	613	95.00	360	7
June-2011	1	200,000.00	0.04	48.35	7.600	615	78.43	360	5
July-2011	1	618,332.03	0.11	42.69	7.335	786	90.00	360	4
August-2011	15	3,219,688.40	0.58	44.07	8.065	637	88.32	360	3
September-2011	78	18,520,610.48	3.32	42.15	7.905	640	77.53	360	2
October-2011	23	6,416,339.49	1.15	44.20	7.469	676	80.84	360	1
November-2011	30	9,390,468.00	1.68	43.62	7.093	705	79.93	360	0
September-2013	1	110,213.97	0.02	37.97	6.875	737	80.00	360	2
September-2016	4	1,434,235.77	0.26	42.15	7.444	682	77.68	360	2
October-2016	2	460,000.00	0.08	41.46	7.702	713	80.00	360	1
November-2016	4	1,485,400.00	0.27	44.52	6.047	687	71.06	360	0
Total:	2,438	$558,024,758.01	100.00	42.01	8.346	625	80.78	360	2

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

19

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Debt-To-Income Ratio*

*The “Debt-To-Income Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of a mortgagor’s monthly debt obligations (including the monthly payment on the Mortgage Loan and related expenses such as property taxes and hazard insurance) to his or her gross monthly income.

Delinquency Status(1)

(1) A Mortgage Loan is “Delinquent” if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

19

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

DESCRIPTION OF THE COLLATERAL TOTAL MORTGAGE LOANS SUMMARY

Summary	Total	Minimum	Maximum
Aggregate Principal Balance	$1,124,547,587.82
Number of Loans	6,422
Average Original Loan Balance	$175,285.90	$11,660.00	$1,059,750.00
Average Current Loan Balance	$175,108.62	$11,491.20	$1,058,526.12
(1) Weighted Average Combined Original LTV	81.01%	14.29%	100.00%
(1) Weighted Average Combined Original LTV with silent seconds	85.27%	14.29%	100.00%
(1) Weighted Average Gross Coupon	8.527%	5.520%	14.500%
(1) (2) Weighted Average Gross Margin	5.500%	2.000%	9.990%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)	29	10	120
(1) Weighted Average Remaining Term to Maturity (months)	348	112	360
(1) Weighted Average Credit Score	625	500	813
(1) Weighted Average DTI	42.24%	4.51%	60.00%
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
			Percent of Total Principal Balance

Product Type	Adjustable		72.24%
Fixed			27.76%
Fully Amortizing Mortgage Loans			44.60%
Interest Only Loans			13.35%
Balloon Loans			41.19%
Dual Amortization Loans			0.86%

Lien:	First		93.84%
Second			6.16%

Property Type	SFR		70.49%
PUD			12.25%
2-4 Family			9.64%
Condo			7.29%
Townhouse			0.33%

Geographic Distribution(Top 5 States)	California		24.96%
Florida			16.29%
Texas			7.99%
Illinois			6.27%
New York			5.92%

Number of States	50
Largest Zip Code Concentration	33463		0.38%
Loans with Prepayment Penalties			75.12%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in a column may not equal the total indicated due to rounding).

Mortgage Interest Rates

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Original Combined Loan-to-Value Ratio*

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Original Combined Loan-to-Value Ratio with silent seconds

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior or junior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Principal Balance as of the Cut-off date

Original Term to Maturity

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Remaining Term to Maturity

Credit Score*

*“Credit Scores” are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower’s credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. The Credit Score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table above were obtained at either the time of origination of the Mortgage Loan or more recently.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Property Type

Occupancy Status

Documentation

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Loan Purpose

Product Type

Product Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loans by Cut-off Date Principal Balance	Weighted Average Debt-to-Income Ratio (%)	Weighted Average Mortgage Interest Rate (%)	Weighted Average Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (months)	Weighted Average Loan Age (months)
10 YR FIXED	11	$867,419.63	0.08	38.47	7.987	606	62.30	120	3
10/20 6ML	1	61,928.40	0.01	49.00	8.750	559	84.93	360	2
10/20 6ML with 10 yr IO	6	1,643,000.00	0.15	39.81	6.730	680	66.58	360	1
10/20 6ML 30/40 Balloon	2	1,092,307.37	0.10	43.49	7.676	697	84.69	360	2
10/20 6ML 30/50 Balloon	1	582,400.00	0.05	51.00	5.525	710	80.00	360	0
15 YR FIXED	92	8,288,035.87	0.74	36.12	8.246	630	68.97	180	3
15/30 Balloon	823	47,336,689.76	4.21	41.71	11.259	678	99.36	180	4
20 YR FIXED	79	5,554,869.29	0.49	40.10	9.134	626	75.61	240	3
25 YR FIXED	1	61,300.70	0.01	29.55	7.875	588	75.00	300	3
2/28 6ML	952	169,714,201.34	15.09	41.98	8.797	604	79.78	360	2
2/28 6ML with 10 yr IO	5	2,160,590.25	0.19	40.48	7.484	722	83.77	360	1
2/28 6ML with 2 yr IO	2	587,434.00	0.05	47.50	6.612	717	80.00	360	14
2/28 6ML with 5 yr IO	178	57,339,085.49	5.10	42.02	7.657	670	82.15	360	2
2/28 6ML 10/40 Dual Am	20	8,425,163.08	0.75	44.94	7.834	646	85.03	360	4
2/28 6ML 30/40 Balloon	721	183,108,136.10	16.28	42.65	8.420	610	79.74	360	2
2/28 6ML 30/50 Balloon	105	29,808,215.15	2.65	44.39	8.197	621	79.12	360	0
30 YR FIXED	1,557	185,556,115.90	16.50	41.12	8.688	618	77.61	360	2
30 YR FIXED with 5 yr IO	44	10,349,194.30	0.92	40.63	7.112	670	74.70	360	3
30 YR FIXED 10/40 Dual Am	4	1,025,700.29	0.09	37.20	7.681	633	74.22	360	3
30/40 Balloon	252	50,605,559.00	4.50	43.18	7.992	625	74.81	360	2
30/50 Balloon	12	2,510,012.32	0.22	45.43	8.391	620	79.37	360	1
3/27 1ML	1	151,599.87	0.01	19.58	9.250	712	100.00	360	5
3/27 6ML	621	114,288,138.87	10.16	41.26	8.707	609	82.23	360	2
3/27 6ML with 10 yr IO	1	131,992.00	0.01	44.44	8.095	599	80.00	360	1
3/27 6ML with 3 yr IO	1	348,903.21	0.03	35.34	8.050	641	98.31	360	5
3/27 6ML with 5 yr IO	191	60,787,703.37	5.41	43.03	7.753	672	87.07	360	2
3/27 6ML 10/40 Dual Am	1	210,996.66	0.02	41.28	7.950	609	90.00	360	8
3/27 6ML 30/40 Balloon	552	134,170,673.53	11.93	43.67	8.532	612	82.75	360	2
3/27 6ML 30/50 Balloon	4	1,459,848.56	0.13	47.39	7.669	626	79.65	360	0
5/25 6ML	84	16,862,003.17	1.50	41.33	8.230	639	81.43	360	2
5/25 6ML with 10 yr IO	7	1,588,400.00	0.14	41.48	7.397	698	76.89	360	1
5/25 6ML with 5 yr IO	42	14,498,194.68	1.29	43.85	6.934	692	82.16	360	1
5/25 6ML with 7 yr IO	4	739,000.00	0.07	47.91	7.443	637	80.86	360	4
5/25 6ML 30/40 Balloon	32	8,444,278.01	0.75	44.07	7.889	647	74.92	360	2
5/25 6ML 30/50 Balloon	12	4,078,283.68	0.36	42.88	7.340	693	81.08	360	0
7/23 6ML	1	110,213.97	0.01	37.97	6.875	737	80.00	360	2
Total:	6,422	$1,124,547,587.82	100.00	42.24	8.527	625	81.01	350	2

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Duration of Interest Only Period

Lien Position

Prepayment Penalty Term

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Geographic Distribution (by City)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Geographic Distribution (by State)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Zip Code Distribution

Gross Margins – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Initial Periodic Rate Cap – (Adjustable Loans Only)

Periodic Rate Cap – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Maximum Interest Rates – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Minimum Interest Rates– (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Next Interest Adjustment Date – (Adjustable Loans Only)

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loans by Cut-off Date Principal Balance	Weighted Average Debt-to-Income Ratio (%)	Weighted Average Mortgage Interest Rate (%)	Weighted Average Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (months)	Weighted Average Loan Age (months)
September-2007	3	$692,909.51	0.09	44.32	6.839	697	80.50	360	14
October-2007	3	523,649.58	0.06	49.30	7.626	654	88.54	360	13
November-2007	4	475,512.74	0.06	45.78	8.116	632	86.34	360	12
December-2007	2	167,735.23	0.02	50.68	7.552	599	87.39	360	11
January-2008	1	100,938.16	0.01	44.75	8.620	641	80.00	360	10
February-2008	1	130,581.08	0.02	56.82	9.450	540	80.00	360	9
March-2008	5	1,173,245.38	0.14	41.10	8.494	640	84.79	360	8
April-2008	33	6,270,906.32	0.77	44.40	8.459	616	83.98	360	7
May-2008	28	5,696,939.94	0.70	41.52	8.388	627	86.26	360	6
June-2008	43	9,097,488.31	1.12	42.01	8.536	624	81.24	360	5
July-2008	82	20,219,416.80	2.49	42.84	8.635	635	84.59	360	4
August-2008	262	60,687,446.53	7.47	41.54	8.689	630	83.53	360	3
September-2008	911	217,134,205.89	26.73	43.07	8.391	615	79.63	360	2
October-2008	350	72,231,575.34	8.89	41.55	8.438	603	76.68	360	1
November-2008	255	56,540,274.60	6.96	42.02	8.246	622	79.82	360	0
March-2009	1	210,996.66	0.03	41.28	7.950	609	90.00	360	8
April-2009	5	706,650.48	0.09	37.05	9.806	590	91.80	360	7
May-2009	16	3,653,756.87	0.45	44.29	8.413	635	90.33	360	6
June-2009	21	5,531,836.15	0.68	41.73	8.727	635	87.50	360	5
July-2009	76	17,559,495.88	2.16	43.21	8.545	640	86.59	360	4
August-2009	251	54,915,514.60	6.76	42.41	8.818	634	90.81	360	3
September-2009	834	193,330,653.97	23.80	42.83	8.348	618	81.50	360	2
October-2009	158	33,445,989.46	4.12	41.75	8.234	619	79.08	360	1
November-2009	10	2,194,962.00	0.27	45.00	8.210	624	82.61	360	0
November-2010	1	115,348.41	0.01	37.12	9.950	513	80.00	360	12
April-2011	1	133,000.00	0.02	49.88	9.525	613	95.00	360	7
June-2011	1	200,000.00	0.02	48.35	7.600	615	78.43	360	5
July-2011	1	618,332.03	0.08	42.69	7.335	786	90.00	360	4
August-2011	16	3,429,304.03	0.42	43.73	8.092	634	88.92	360	3
September-2011	100	24,440,693.22	3.01	42.16	7.809	647	78.63	360	2
October-2011	28	7,125,751.85	0.88	43.63	7.490	674	80.78	360	1
November-2011	33	10,147,730.00	1.25	43.66	7.158	702	80.22	360	0
September-2013	1	110,213.97	0.01	37.97	6.875	737	80.00	360	2
September-2016	4	1,434,235.77	0.18	42.15	7.444	682	77.68	360	2
October-2016	2	460,000.00	0.06	41.46	7.702	713	80.00	360	1
November-2016	4	1,485,400.00	0.18	44.52	6.047	687	71.06	360	0
Total:	3,547	$812,392,690.76	100.00	42.57	8.383	623	81.38	360	2

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

36

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 GROUP 2 MORTGAGE LOANS

Debt-To-Income Ratio*

*The “Debt-To-Income Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of a mortgagor’s monthly debt obligations (including the monthly payment on the Mortgage Loan and related expenses such as property taxes and hazard insurance) to his or her gross monthly income.

Delinquency Status(1)

(1) A Mortgage Loan is “Delinquent” if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a “when, as and if issued” basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the “Automatic Termination”). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Asset Backed Funding Corporation

Asset-Backed Certificates, Series 2006-HE1

Collateral Annex

November 29, 2006

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

DISCLAIMER

The securities described in this terms sheet will not be registered under the Securities Act of 1933, but will be offered solely to “qualified institutional buyers” pursuant to Rule 144A thereunder. This terms sheet is being submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or part, nor may it be distributed or it contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser and such prospective investor’s legal, tax and financial advisors. The information contained herein has been prepared to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make full analysis of the transaction. The Initial Purchaser is not providing any advice regarding the legal, tax or financial consequences to any prospective investor of an investment in the securities described herein. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein is qualified in its entirety by information contained in the Private Placement Memorandum for this transaction. The securities described in this terms sheet are subject to significant risks, which are described under the heading “Risk Factors” in the Private Placement Memorandum. Prospective investors should carefully review the Private Placement Memorandum and consult their legal, tax and financial advisors regarding an investment in the securities. An offering may be made only through the delivery of the Private Placement Memorandum through the Initial Purchaser. The Initial Purchaser does not make any representation or warranty as to the accuracy of any of the information contained herein. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument.

IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

2

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

DESCRIPTION OF THE COLLATERAL TOTAL MORTGAGE LOANS SUMMARY

Summary	Total	Minimum	Maximum
Aggregate Principal Balance	$1,124,547,587.82
Number of Loans	6,422
Average Original Loan Balance	$175,285.90	$11,660.00	$1,059,750.00
Average Current Loan Balance	$175,108.62	$11,491.20	$1,058,526.12
(1) Weighted Average Combined Original LTV	81.01%	14.29%	100.00%
(1) Weighted Average Combined Original LTV with silent seconds	85.27%	14.29%	100.00%
(1) Weighted Average Gross Coupon	8.527%	5.520%	14.500%
(1) (2) Weighted Average Gross Margin	5.500%	2.000%	9.990%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)	29	10	120
(1) Weighted Average Remaining Term to Maturity (months)	348	112	360
(1) Weighted Average Credit Score	625	500	813
(1) Weighted Average DTI	42.24%	4.51%	60.00%
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
			Percent of Total Principal Balance

Product Type	Adjustable		72.24%
Fixed			27.76%
Fully Amortizing Mortgage Loans			44.60%
Interest Only Loans			13.35%
Balloon Loans			41.19%
Dual Amortization Loans			0.86%

Lien:	First		93.84%
Second			6.16%

Property Type	SFR		70.49%
PUD			12.25%
2-4 Family			9.64%
Condo			7.29%
Townhouse			0.33%

Geographic Distribution(Top 5 States)	California		24.96%
Florida			16.29%
Texas			7.99%
Illinois			6.27%
New York			5.92%

Number of States	50
Largest Zip Code Concentration	33463		0.38%
Loans with Prepayment Penalties			75.12%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

3

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in a column may not equal the total indicated due to rounding).

Mortgage Interest Rates

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

4

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Original Combined Loan-to-Value Ratio*

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

5

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Original Combined Loan-to-Value Ratio with silent seconds

*The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus any senior or junior balances over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

6

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Principal Balance as of the Cut-off date

Original Term to Maturity

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

7

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Remaining Term to Maturity

Credit Score*

*“Credit Scores” are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower’s credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. The Credit Score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table above were obtained at either the time of origination of the Mortgage Loan or more recently.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

8

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Property Type

Occupancy Status

Documentation

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

9

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Loan Purpose

Product Type

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

10

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Duration of Interest Only Period

Lien Position

Prepayment Penalty Term

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Geographic Distribution (by City)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Geographic Distribution (by State)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Zip Code Distribution

Gross Margins – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Initial Periodic Rate Cap – (Adjustable Loans Only)

Periodic Rate Cap – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Maximum Interest Rates – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Minimum Interest Rates– (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

17

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Next Interest Adjustment Date – (Adjustable Loans Only)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 TOTAL MORTGAGE LOANS

Debt-To-Income Ratio*

*The “Debt-To-Income Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage, of a mortgagor’s monthly debt obligations (including the monthly payment on the Mortgage Loan and related expenses such as property taxes and hazard insurance) to his or her gross monthly income.

Delinquency Status(1)

(1) A Mortgage Loan is “Delinquent” if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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